UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01241

Eaton Vance Growth Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2005

Item 1. Reports to Stockholders

Annual Report August 31, 2005

EATON VANCE
ASIAN
SMALL
COMPANIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Asian Small Companies Fund as of August 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Kooi Cho Yu

Portfolio Manager

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 33.53% for the year ended August 31, 2005.(1) This return resulted from an increase in net asset value (NAV) per share to $34.85 on August 31, 2005 from $31.80 on August 31, 2004 and the reinvestment of $6.299 in capital gain distributions.

• The Fund’s Class B shares had a total return of 32.88% for the year ended August 31, 2005.(1) This return resulted from a decrease in NAV per share to $18.91 on August 31, 2005 from $19.94 on August 31, 2004 and the reinvestment of $6.299 in capital gain distributions.

• For comparison, the Morgan Stanley Capital International All Country Asia Pacific Index – a broad based index of common stocks traded in developed and emerging markets of the Asia Pacific region – had a total return of 19.70% for the year ended August 31, 2005.(2)

Management Discussion

• The Fund seeks growth of capital by investing in equity securities of smaller companies located or traded in Asia. During the year ended August 31, 2005, the Asian markets posted impressive gains, with Korea, India and Singapore leading the way. While returns were impressive, the period was marked by increased market volatility.

• The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (“Portfolio”). Singapore was the Portfolio’s largest country weighting at August 31,2005, followed by India, Republic of Korea, Taiwan and Thailand.(3) Singapore’s economy benefited from more positive domestic consumption and investment trends. In addition, Singapore signed a Comprehensive Economic Cooperation Agreement with India to facilitate free trade in goods and services and to develop joint efforts in science and technology. Investments in a local property developer and a niche design education provider boosted performance during the period.

• The Portfolio increased its exposure to Korea during the fiscal year ended August 31, 2005. The primary investment theme in Korea focused on companies tied to growing domestic demand or are undergoing corporate restructuring. Lower interest rates, rising property values and an improving labor market have contributed to a surge in personal consumption. An investment in an engineering and construction company was among the Portfolio’s strong performers in Korea.

• The Portfolio raised its weighting in India during the fiscal year ended August 31, 2005. Indian gross domestic product expanded over last year, supported by growing trends in the manufacturing and the services sectors. This year’s monsoon proved adequate, allaying earlier fears that a weak rain season would depress rural incomes. The Portfolio focused on Indian companies with exposure to rising capital equipment demand.

• The Portfolio increased its investments in Hong Kong during the period from a year earlier. Hong Kong continued to benefit from increasing tourism from mainland China. The primary beneficiaries of this trade have been retailing companies, which helped the Fund’s performance. Consumer prices rose in 2005 following a 5-year deflationary trend.

• Taiwan’s weighting in the Portfolio was boosted by companies tied to a recovery in domestic demand and those which can grow irrespective of the global economic cycle, such as through market share gains.  These companies included a Taiwan-based manufacturer of branded, high-end fitness equipment.

• Some companies in the Portfolio encountered difficulties in execution during the fiscal year ended August 31, 2005 and proved a drag on performance.  These included a Hong-Kong-based manufacturer of “white goods” and electrical appliances and a Hong Kong-based maker of furniture and home furnishings.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods.  This performance is not typical and may not be repeated.  For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares.  If sales charges were deducted, returns would be lower.  Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

(2) It is not possible to invest directly in an Index.  The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3) Country weightings and industry weightings are subject to change due to active management.

2

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance.  The line graph compares the performance of Class A of the Fund with that of the Morgan Stanley Capital International All Country Asia Pacific Index, a broad-based index of common stocks traded in developed and emerging markets of the Asia Pacific region.  The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Morgan Stanley Capital International All Country Asia Pacific Index.  Class A total returns are presented at net asset value and maximum public offering price.  The table includes the total returns of each Class of the Fund at net asset value and public offering price.  The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	33.53%	32.88%
Five Years	13.56	12.88
Life of Fund†	26.28	16.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	25.85%	28.14%
Five Years	12.23	12.63
Life of Fund†	25.14	16.86

† Inception dates: Class A: 3/1/99; Class B: 10/8/99

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares.  If sales charges were deducted, returns would be lower.  SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge.  SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.  Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within theree months of settlement of purchase.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods.  This performance is not typical and may not be repeated.  For performance as of the most recent month-end, please refer to www.eatonvance.com.

Sector Weightings(2)

As a percentage of total investments

(2) Reflects the Portfolio’s investments as of August 31, 2005.  May not be representative of the Portfolio’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in

Eaton Vance Asian Small Companies Fund Class A vs. the Morgan Stanley

Capital International All Country Asia Pacific Index*

* Source: Thomson Financial.  Class A of the Fund commenced operations on 3/1/99.  Class B of the Fund commenced operations on 10/8/99.  Class I shares had not commenced operations as of August 31, 2005.

A $10,000 hypothetical investment at net asset value in Class B of the Fund on 10/8/99 would have been valued at $25,174 on 8/31/05.  The investment in Class B shares would have been valued at $25,074 after the deduction of the applicable CDSC over the same period.  It is not possible to invest directly in an Index.  The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Ten Largest Holdings(3)

As a percentage of total investments

Raffles Holdings Ltd.	3.3%
Johnson Health Tech Co. Ltd.	3.3
Ports Design ltd.	3.2
Raflles Education Corp. Ltd.	3.1
Keppel Land Ltd.	2.8
Hyundai Engineering & Construction Co.	2.8
Beauty China Holdings Ltd.	2.4
Hanmi Pharm Co. Ltd.	2.4
Youlchon Chemical Co. Ltd.	2.3
Uchi Technologies BHD	2.2

(3) Ten Largest Holdings represented 27.8% of total investments as of August 31, 2005.  May not be representative of the Portfolio’s current or future investments and may change due to active management.

3

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005 – August 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses.  You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account valuesand expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable).  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Asian Small Companies Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 – 8/31/05)

Actual
Class A	$1,000.00	$1,098.00	$12.64
Class B	$1,000.00	$1,095.60	$15.21

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.20	$12.13
Class B	$1,000.00	$1,010.70	$14.60

* Expenses are equal to the Fund’s annualized expense ratio of 2.39% for Class A shares and 2.88% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.  The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Asian Small Companies Fund as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investment in Asian Small Companies Portfolio, at value (identified cost, $54,522,923)	$63,745,497
Receivable for Fund shares sold	590,659
Prepaid expenses	5,230
Total assets	$64,341,386
Liabilities
Payable for Fund shares redeemed	$84,372
Payable to affiliate for distribution and service fees	33,431
Payable to affiliate for investment advisory fees	13,065
Accrued expenses	34,655
Total liabilities	$165,523
Net Assets	$64,175,863
Sources of Net Assets
Paid-in capital	$57,135,975
Accumulated distributions in excess of net realized gain from Portfolio (computed on the basis of identified cost)	(2,234,556)
Accumulated undistributed net investment income	51,870
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	9,222,574
Total	$64,175,863
Class A Shares
Net Assets	$52,018,189
Shares Outstanding	1,492,474
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$34.85
Maximum Offering Price Per Share (100 ÷ 94.25 of $34.85)	$36.98
Class B Shares
Net Assets	$12,157,674
Shares Outstanding	642,809
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.91
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $107,591)	$1,299,527
Interest allocated from Portfolio	12,505
Expenses allocated from Portfolio	(537,557)
Net investment income from Portfolio	$774,475
Expenses
Management fee	$106,674
Trustees' fees and expenses	211
Distribution and service fees
Class A	167,295
Class B	92,108
Transfer and dividend disbursing agent fees	70,225
Registration fees	53,751
Custodian fee	18,784
Printing and postage	17,366
Legal and accounting services	15,713
Miscellaneous	7,322
Total expenses	$549,449
Net investment income	$225,026
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) - Investment transactions (identified cost basis) (net of foreign taxes, $58,719)	$(2,002,235)
Foreign currency transactions	(88,326)
Net realized loss	$(2,090,561)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$13,645,094
Foreign currency	(23,900)
Net change in unrealized appreciation (depreciation)	$13,621,194
Net realized and unrealized gain	$11,530,633
Net increase in net assets from operations	$11,755,659

See notes to financial statements

5

Eaton Vance Asian Small Companies Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment income (loss)	$225,026	$(95,730)
Net realized gain (loss) from investment transactions and foreign currency	(2,090,561)	8,170,398
Net change in unrealized appreciation (depreciation) from investments and foreign currency	13,621,194	(6,292,045)
Net increase in net assets from operations	$11,755,659	$1,782,623
Distributions to shareholders - From net investment income Class A	$-	$(126,317)
Class B	-	(16,913)
From net realized gain Class A	(4,492,230)	(577,030)
Class B	(2,488,732)	(167,885)
Total distributions to shareholders	$(6,980,962)	$(888,145)
Transactions in shares of beneficial interest - Proceeds from sale of shares Class A	$30,996,203	$32,868,498
Class B	5,279,382	9,087,111
Net asset value of shares issued to shareholders in payment of distributions declared Class A	3,392,855	542,336
Class B	1,698,802	115,637
Cost of shares redeemed Class A	(16,128,980)	(20,697,117)
Class B	(2,781,084)	(3,348,927)
Net asset value of shares exchanged Class A	37,418	-
Class B	(37,418)	-
Redemption Fees	4,611	10,693
Net increase in net assets from Fund share transactions	$22,461,789	$18,578,231
Net increase in net assets	$27,236,486	$19,472,709
Net Assets
At beginning of year	$36,939,377	$17,466,668
At end of year	$64,175,863	$36,939,377
Accumulated undistributed net investment income (loss) included in net assets
At end of year	$51,870	$(85,092)

See notes to financial statements

6

Eaton Vance Asian Small Companies Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$31.800	$28.610	$21.850	$18.190	$24.130
Income (loss) from operations
Net investment income (loss)	$0.212	$(0.064)	$0.437	$(0.253)	$(0.268)
Net realized and unrealized gain (loss)	9.134	4.030	6.306	3.913	(4.632)
Total income (loss) from operations	$9.346	$3.966	$6.743	$3.660	$(4.900)
Less distributions
From net investment income	$-	$(0.142)	$-	$-	$-
From net realized gain	(6.299)	(0.645)	-	-	(1.040)
Total distributions	$(6.299)	$(0.787)	$-	$-	$(1.040)
Redemption fees*	$0.003	$0.011	$0.017	$-	$-
Net asset value - End of year	$34.850	$31.800	$28.610	$21.850	$18.190
Total Return(2)	33.53%	13.69%	30.94%	20.12%	(20.89)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$52,018	$29,002	$15,121	$2,349	$340
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.44%	2.50%	2.47%	2.52%	2.78%
Net expenses after custodian fee reduction(3)	2.44%	2.50%	2.47%	2.49%	2.50%
Net investment income (loss)	0.65%	(0.19)%	1.93%	(1.13)%	(1.38)%
Portfolio Turnover of the Portfolio	96%	120%	112%	83%	109%

†(4)  The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.48%	-	3.54%	7.41%	7.84%
Expenses after custodian fee reduction(3)	2.48%	-	3.54%	7.38%	7.56%
Net investment income (loss)	0.61%	-	0.86%	(6.02)%	(6.44)%
Net investment income (loss) per share	$0.199	-	$0.195	$(1.348)	$(1.251)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the corresponding Portfolio's allocated expenses.

(4)  A contractual reimbursement was discontinued effective September 1, 2003.

*  Certain prior year amounts have been reclassed to conform to the current year presentation.

See notes to financial statements

7

Eaton Vance Asian Small Companies Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$19.940	$18.200	$13.980	$11.700	$16.070
Income (loss) from operations
Net investment income (loss)	$0.016	$(0.118)	$0.129	$(0.204)	$(0.234)
Net realized and unrealized gain (loss)	5.249	2.566	4.091	2.484	(3.096)
Total income (loss) from operations	$5.265	$2.448	$4.220	$2.280	$(3.330)
Less distributions
From net investment income	$-	$(0.065)	$-	$-	$-
From net realized gain	(6.299)	(0.645)	-	-	(1.040)
Total distributions	$(6.299)	$(0.710)	$-	$-	$(1.040)
Redemption fees*	$0.004	$0.002	$-	$-	$-
Net asset value - End of year	$18.910	$19.940	$18.200	$13.980	$11.700
Total Return(2)	32.88%	13.15%	30.19%	19.49%	(21.64)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$12,158	$7,938	$2,346	$853	$14
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.94%	3.00%	2.97%	3.03%	3.28%
Net expenses after custodian fee reduction(3)	2.94%	3.00%	2.97%	3.00%	3.00%
Net investment income (loss)	0.09%	(0.56)%	0.91%	(1.40)%	(1.88)%
Portfolio Turnover of the Portfolio	96%	120%	112%	83%	109%

†(4)  The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.98%	-	4.06%	6.64%	10.80%
Expenses after custodian fee reduction(3)	2.98%	-	4.06%	6.61%	10.52%
Net investment income (loss)	0.05%	-	(0.18)%	(5.01)%	(9.40)%
Net investment income (loss) per share	$0.009	-	$(0.026)	$(0.730)	$(1.170)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the corresponding Portfolio's allocated expenses.

(4)  A contractual reimbursement was discontinued effective September 1, 2003.

*  Certain prior year amounts have been reclassed to conform to the current year presentation.

See notes to financial statements

8

Eaton Vance Asian Small Companies Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge as of August 31, 2005, Class I shares had not commenced operations. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (37.1% at August 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income - The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

D  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2005, the Fund for federal income tax purposes, had a capital loss carryover of $1,802,060 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on August 31, 2013.

At August 31, 2005, net capital losses of $252,217 attributable to security transactions incurred after October 31, 2004, are treated as arising on the first day of the Fund's taxable year ending August 31, 2006.

E  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

G  Redemption Fees - Upon the redemption or exchange of shares held by Class A and Class I shareholders for less than three months, a fee of 1% of the current net asset

9

Eaton Vance Asian Small Companies Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $4,611 for the year ended August 31, 2005.

H  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Other - Investment transactions are accounted for on a trade-date basis.

2  Distributions to Shareholders

It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended August 31, 2005 and August 31, 2004 was as follows:

	Year Ended August 31,
	2005	2004
Distributions declared from:
Ordinary Income	$3,506,918	$143,230
Long-Term capital gain	$3,474,044	$744,915

During the year ended August 31, 2005, paid-in capital was increased by $366,690, accumulated undistributed net investment income was decreased by $88,064, and accumulated distributions in excess of net realized gain was increased by $278,626 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$51,870
Unrealized gain	$9,017,353
Other temporary differences	$(252,217)
Capital loss carryforward	$(1,802,060)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2005	2004
Sales	945,732	977,518
Issued to shareholders electing to receive payments of distributions in Fund shares	117,644	15,742
Redemptions	(484,007)	(609,746)
Exchange from Class B shares	1,134	-
Net increase	580,503	383,514
	Year Ended August 31,
Class B	2005	2004
Sales	293,209	423,472
Issued to shareholders electing to receive payments of distributions in Fund shares	108,204	5,336
Redemptions	(154,739)	(159,571)
Exchange to Class A shares	(1,998)	-
Net increase	244,676	269,237

10

Eaton Vance Asian Small Companies Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. EVM receives a monthly fee equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the year ended August 31, 2005, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $106,674. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the year ended August 31, 2005, EVM earned $6,614 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $74,000 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  Distribution Plan

The Fund has in effect distribution plans for Class A (Class A Plan) and Class B (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares. The Class A Plan requires the Fund to pay EVD an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund accrued approximately $136,563 and $69,081 for Class A and Class B shares, respectively, payable to EVD for the year ended August 31, 2005, representing approximately 0.41%, and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At August 31, 2005, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $419,000 for Class B shares.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B Plan authorizes the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2005, amounted to approximately $30,732 and $23,027, for Class A and Class B shares, respectively.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares purchased at net asset value in amounts of $1 million or more made within twelve months of purchase and on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares will be subject to a 1% CDSC if redeemed within twelve months of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $11,000 and

11

Eaton Vance Asian Small Companies Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

$57,000 of CDSC paid by Class A and Class B shareholders, respectively, for the year ended August 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $35,883,169 and $21,299,564 respectively, for the year ended August 31, 2005.

8  Shareholder Meeting (Unaudited)

The Fund held a Special Meeting of Shareholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	1,265,679	9,734
James B. Hawkes	1,265,070	10,343
Samuel L. Hayes, III	1,263,690	11,723
William H. Park	1,265,742	9,671
Ronald A. Pearlman	1,263,779	11,634
Norton H. Reamer	1,263,690	11,723
Lynn A. Stout	1,265,742	9,671
Ralph F. Verni	1,265,742	9,671

Each nominee was also elected a Trustee of the Portfolio. In addition, the following persons were elected as Portfolio Trustees:

Edward K.Y. Chen	1,265,742	9,671
Hon. Robert Lloyd George	1,265,742	9,671

12

Eaton Vance Asian Small Companies Fund as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Asian Small Companies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 14, 2005

13

Eaton Vance Asian Small Companies Fund as of August 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Foreign Tax Credit. For the fiscal year ended August 31, 2005, the Fund paid foreign taxes of $107,591 and recognized foreign source income of $1,407,118.

Capital Gain Dividends. The Fund designates $3,474,044 as Capital Gain Dividends.

14

Asian Small Companies Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks - 94.9%
Security	Shares	Value
China - 7.2%
Cosmetics & Toiletries - 2.3%
Beauty China Holdings Ltd.	8,720,000	$3,993,071
		$3,993,071
Printing and Packaging - 1.8%
Vision Grande Group Holdings Ltd.	5,338,000	$3,027,298
		$3,027,298
Retail-Apparel - 3.1%
Ports Design Ltd.	6,076,000	$5,237,830
		$5,237,830
Total China (identified cost $9,074,053)		$12,258,199
Hong Kong - 8.8%
Security	Shares	Value
Engineering - 1.1%
Hong Kong Aircraft Engineering Co. Ltd.	232,000	$1,828,869
		$1,828,869
Household Furnishing & Appliances - 1.8%
Chitaly Holdings Ltd.	5,134,000	$3,140,038
		$3,140,038
Real Estate Operating / Development - 1.4%
Far East Consortium	5,521,000	$2,399,033
		$2,399,033
Retail-Apparel - 1.4%
Esprit Holdings Ltd.	319,000	$2,362,761
		$2,362,761
Retail-Restaurants - 1.9%
Fairwood Holdings Ltd.	5,802,000	$3,210,000
		$3,210,000

Security	Shares	Value
Toys - 1.2%
Playmates Holdings Ltd.	13,330,000	$2,158,813
		$2,158,813
Total Hong Kong (identified cost $12,831,220)		$15,099,514
India - 14.4%
Security	Shares	Value
Applications Software - 0.8%
Financial Technologies (India) Ltd.	66,917	$1,426,141
		$1,426,141
Auto and Parts - 1.1%
Motor Industries Co. Ltd.	38,300	$1,868,786
		$1,868,786
Banking and Finance - 1.9%
Kotak Mahindra Bank Ltd.	736,448	$3,333,139
		$3,333,139
Chemicals - 1.9%
United Phosphorus Ltd.	148,990	$3,209,080
		$3,209,080
Diversified Financial Services - 0.1%
Indiabulls Financial Services Ltd.(1)	50,000	$248,979
		$248,979
Diversified Operations - 2.0%
Sintex Industries Ltd.	240,086	$3,400,084
		$3,400,084
Drugs - 0.7%
Ind-Swift Laboratories Ltd.	275,000	$1,200,522
		$1,200,522
Electric Products-Miscellaneous - 1.8%
Siemens India Ltd.	60,500	$3,148,360
		$3,148,360

See notes to financial statements

15

Asian Small Companies Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Engineering and Construction - 1.3%
ABB Ltd.	61,000	$2,211,024
		$2,211,024
Metals-Industrial - 1.4%
Bharat Forge Ltd.	320,850	$2,368,716
		$2,368,716
Printing - 1.4%
Micro Inks Ltd.	165,317	$2,364,118
		$2,364,118
Total India (identified cost $16,870,686)		$24,778,949
Indonesia - 1.8%
Security	Shares	Value
Packaging - 0.4%
PT Dynaplast Tbk	6,565,000	$739,359
		$739,359
Telecommunication Services - 1.4%
PT Telekomunikasi Tbk	4,776,000	$2,347,006
		$2,347,006
Total Indonesia (identified cost $3,221,195)		$3,086,365
Malaysia - 5.1%
Security	Shares	Value
Electronic Components-Miscellaneous - 2.1%
Uchi Technologies BHD	4,451,700	$3,635,004
		$3,635,004
Health and Personal Care - 1.3%
Pantai Holdings BHD	5,940,900	$2,189,250
		$2,189,250

Security	Shares	Value
Telecommunication Services - 1.7%
Digi.Com Berhad(1)	1,751,000	$2,831,681
		$2,831,681
Total Malaysia (identified cost $8,030,566)		$8,655,935
Republic of Korea - 14.8%
Security	Shares	Value
Drugs - 2.3%
Hanmi Pharm Co. Ltd.	49,690	$3,885,216
		$3,885,216
Engineering and Construction - 3.8%
Hyundai Engineering & Construction Co.(1)	151,890	$4,617,746
Kumho Industrial Co. Ltd.	142,400	1,981,788
		$6,599,534
Food-Retail - 0.4%
Binggrae Co. Ltd.	15,930	$639,956
		$639,956
Office Furniture - 1.8%
Fursys, Inc.	173,840	$3,107,568
		$3,107,568
Packaging - 2.2%
Youlchon Chemical Co. Ltd.	311,400	$3,739,819
		$3,739,819
Security Systems Services - 1.7%
S1 Corp.	65,300	$2,888,306
		$2,888,306
Travel Services - 1.7%
Hana Tour Service, Inc.	107,195	$2,966,196
		$2,966,196

See notes to financial statements

16

Asian Small Companies Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Waste Disposal - 0.9%
Insun ENT Co. Ltd.	124,935	$1,582,395
		$1,582,395
Total Republic of Korea (identified cost $18,266,958)		$25,408,990
Singapore - 18.5%
Security	Shares	Value
Education - 2.9%
Raffles Education Corp. Ltd.	9,483,000	$4,989,354
		$4,989,354
Electronic Components-Miscellaneous - 1.7%
Jurong Technologies Industrial Corp. Ltd.	2,574,000	$2,987,207
		$2,987,207
Food-Retail - 2.0%
Dairy Farm International Holdings Ltd.	1,137,800	$3,504,424
		$3,504,424
Hotels and Motels - 3.2%
Raffles Holdings Ltd.	8,683,000	$5,462,465
		$5,462,465
Real Estate Operating / Development - 2.8%
Hersing Corp. Ltd.	2,946,000	$218,552
Keppel Land Ltd.	2,269,000	4,646,880
		$4,865,432
Retail-Electronics - 0.8%
Pertama Holdings Ltd.	7,217,000	$1,322,879
		$1,322,879
Transport-Marine - 3.5%
Ezra Holdings Ltd.	4,045,800	$3,483,542
Jaya Holdings Ltd.	3,142,000	2,427,835
		$5,911,377

Security	Shares	Value
Transport-Services - 1.6%
SMRT Corp. Ltd.	4,218,000	$2,707,185
		$2,707,185
Total Singapore (identified cost $20,650,040)		$31,750,323
Taiwan - 14.3%
Security	Shares	Value
Business Services-Miscellaneous - 2.6%
Taiwan Secom Co. Ltd.	1,040,000	$1,414,476
Test-Rite International Co.	4,531,266	3,050,822
		$4,465,298
Chemicals - 1.4%
Taiwan Fertilizer Co. Ltd.	1,982,000	$2,365,735
		$2,365,735
Electronic Components-Miscellaneous - 4.3%
Asia Optical Co., Inc.	389,000	$2,385,366
Career Technology Co. Ltd.	1,776,824	2,160,672
Silitech Technology Corp.	914,400	2,907,188
		$7,453,226
Health and Personal Care - 3.1%
Johnson Health Tech Co. Ltd.	1,722,000	$5,363,176
		$5,363,176
Hotels and Motels - 1.6%
Formosa International Hotels Corp.	1,700,000	$2,704,427
		$2,704,427
Machinery - 1.3%
Awea Mechantronic Co. Ltd.	1,577,400	$2,234,851
		$2,234,851
Total Taiwan (identified cost $20,094,610)		$24,586,713

See notes to financial statements

17

Asian Small Companies Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Thailand - 10.0%
Security	Shares	Value
Hotels and Motels - 2.1%
Minor International PLC	30,220,454	$3,614,309
		$3,614,309
Oil Companies-Integrated - 1.8%
PTT PCL	523,900	$3,094,821
		$3,094,821
Real Estate Operating / Development - 2.0%
Central Pattana PCL	14,003,900	$3,492,075
		$3,492,075
REITS - 1.6%
CPN Retail Growth Property(1)	10,283,300	$2,738,562
		$2,738,562
Telecommunication Services - 1.8%
Total Access Communication PCL(1)	1,021,000	$3,052,790
		$3,052,790
Waste Disposal - 0.7%
Professional Waste Technology 1999 PCL	38,868,100	$1,148,023
		$1,148,023
Total Thailand (identified cost $15,562,423)		$17,140,580
Total Common Stocks (identified cost $124,601,751)		$162,765,568

Preferred Stocks - 0.4%
Security	Shares	Value
India - 0.4%
Drugs - 0.4%
Ind-Swift Laboratories Ltd.(2)(3)	168,000	$643,651
		$643,651
Total India (identified cost $429,285)		$643,651
Total Preferred Stocks (identified cost $429,285)		$643,651
Warrants - 0.0%
Security	Shares	Value
Hong Kong - 0.0%
Playmates Holdings Ltd.(1)	2,072,400	$49,329
		$49,329
Total Hong Kong (identified cost $0)		$49,329
Total Warrants (identified cost $0)		$49,329
Total Investments - 95.3% (identified cost $125,031,036)		$163,458,548
Other Assets, Less Liabilities - 4.7%		$8,151,351
Net Assets - 100.0%		$171,609,899

(1)  Non-income producing security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Security restricted from sale until December 2, 2005.

See notes to financial statements

18

Asian Small Companies Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
Singapore	19.4%	$31,750,323
India	15.6	25,422,600
Republic of Korea	15.5	25,408,990
Taiwan	15.0	24,586,713
Thailand	10.5	17,140,580
Hong Kong	9.3	15,148,843
China	7.5	12,258,199
Malaysia	5.3	8,655,935
Indonesia	1.9	3,086,365
	100.0%	$163,458,548

See notes to financial statements

19

Asian Small Companies Portfolio as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investments, at value (identified cost, $125,031,036)	$163,458,548
Cash	4,922,257
Foreign currency, at value (identified cost, $3,582,499)	3,518,111
Receivable for investments sold	2,564,492
Interest and dividends receivable	741,357
Tax reclaim receivable	70,202
Total assets	$175,274,967
Liabilities
Payable for investments purchased	$2,601,735
Reserve for estimate of capital gains taxes	852,146
Payable to affiliate for investment advisory fees	106,144
Accrued expenses	105,043
Total liabilities	$3,665,068
Net Assets applicable to investors' interest in Portfolio	$171,609,899
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$133,258,630
Net unrealized appreciation (computed on the basis of identified cost)	38,351,269
Total	$171,609,899

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends (net of foreign taxes, $324,627)	$3,985,804
Interest	37,047
Total investment income	$4,022,851
Expenses
Investment adviser fee	$993,688
Administration fee	331,453
Trustees' fees and expenses	13,363
Custodian fee	360,902
Legal and accounting services	36,117
Miscellaneous	7,961
Total expenses	$1,743,484
Deduct - Reduction of investment adviser fee	$62,346
Total expense reductions	$62,346
Net expenses	$1,681,138
Net investment income	$2,341,713
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis) (net of foreign taxes, $204,050)	$(5,930,116)
Foreign currency transactions	(260,949)
Net realized loss	$(6,191,065)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$43,062,196
Foreign currency	(67,375)
Net change in unrealized appreciation (depreciation)	$42,994,821
Net realized and unrealized gain	$36,803,756
Net increase in net assets from operations	$39,145,469

See notes to financial statements

20

Asian Small Companies Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment income	$2,341,713	$1,154,786
Net realized gain (loss) from investment transactions and foreign currency	(6,191,065)	28,433,876
Net change in unrealized appreciation (depreciation) from investments and foreign currency	42,994,821	(21,003,276)
Net increase in net assets from operations	$39,145,469	$8,585,386
Capital transactions - Contributions	$51,983,169	$71,807,317
Withdrawals	(33,344,069)	(35,404,544)
Net increase in net assets from capital transactions	$18,639,100	$36,402,773
Net increase in net assets	$57,784,569	$44,988,159
Net Assets
At beginning of year	$113,825,330	$68,837,171
At end of year	$171,609,899	$113,825,330

See notes to financial statements

21

Asian Small Companies Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.27%	1.35%	1.52%	1.50%	1.47%
Net expenses after custodian fee reduction	1.27%	1.35%	1.52%	1.47%	1.19%
Net investment income (loss)	1.76%	0.99%	1.52%	(0.24)%	0.58%
Portfolio Turnover	96%	120%	112%	83%	109%
Total Return(1)	35.07%	15.00%	32.17%	21.32%	-
Net assets, end of year (000's omitted)	$171,610	$113,825	$68,837	$56,247	$44,084

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.31%	-	-	-	-
Expenses after custodian fee reduction	1.31%	-	-	-	-
Net investment income	1.72%	-	-	-	-

(1)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

22

Asian Small Companies Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 19, 1996. The Portfolio seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2005, the Eaton Vance Asian Small Companies Fund held an approximate 37.1% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

D  Income Taxes - The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains

23

Asian Small Companies Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

taxes in certain countries in which it invests. At August 31, 2005, the Portfolio had an accrual for capital gains taxes of $852,146, of which $623,866 is included in the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Capital gains taxes on net realized gains are included in net realized gain (loss) on investments in the Statement of Operations and were $204,050 for the year ended August 31, 2005.

E  Financial Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

I  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications - Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the investment advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as

24

Asian Small Companies Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

daily net assets exceed that level. For the year ended August 31, 2005, the investment adviser fee amounted to $993,688. The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2005, the Investment Adviser waived $62,346 of its advisory fee. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2005, the administrative fee amounted to $331,453. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

Trustees of the Portfolio who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $142,034,512 and $123,316,507, respectively, for the year ended August 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2005, as computed on a federal income tax basis, are as follows:

Aggregate cost	$125,031,036
Gross unrealized appreciation	$42,578,047
Gross unrealized depreciation	(4,150,535)
Net unrealized appreciation	$38,427,512

The net unrealized depreciation on currency was $76,242.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2005.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement

25

Asian Small Companies Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2005, there were no outstanding obligations under these financial instruments.

8  Interestholder Meeting (Unaudited)

The Portfolio held a Special Meeting of Interestholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	Affirmative	Withhold
Edward K.Y. Chen	99%	1%
Benjamin C. Esty	99%	1%
Hon. Robert Lloyd George	99%	1%
James B. Hawkes	99%	1%
Samuel L. Hayes, III	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Norton H. Reamer	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

26

Asian Small Companies Portfolio as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the "Portfolio"), including the portfolio of investments as of August 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 14, 2005

27

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Asian Small Companies Portfolio (the "Portfolio") and its investment adviser, Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing Portfolio advisory fees with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Asian Small Companies Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Lloyd George's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  The resources devoted to compliance efforts undertaken by Lloyd George on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management ("Eaton Vance") and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's experience in managing equity funds investing in Asian securities. The Special Committee noted that the investment adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting Asian securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the

28

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund and the costs associated with investing in securities of smaller companies located or traded in Asia, the expense ratio of the Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as Lloyd George's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by Lloyd George as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

29

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION (Unaudited)

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen, Kerr, Lloyd George and Ms. Yu is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1996	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	160	Director of EVC

Hon. Robert Lloyd George(2) 8/13/52	Trustee and President of the Portfolio	Since 1996	Chief Executive Officer of LGM and Lloyd George; Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	5	None

Noninterested Trustee(s)

Edward K.Y. Chen(2) 1/14/45	Trustee of the Portfolio	Since 1996	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunication Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1996 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	160	None

30

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION (Unaudited) CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Carey & Company LLC (manager of real estate investment trusts).

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(3)	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 64 registered investment companies managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President and Assistant Treasurer of the Portfolio	Since 1996	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Kooi Cho Yu(2)	Vice President of the Portfolio	Since 2004	Officer of Lloyd George. Officer of 1 registered investment company managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

31

Eaton Vance Asian Small Companies Fund

MANAGEMENT AND ORGANIZATION (Unaudited) CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(3)	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer of the Trust	Since 1989	Vice President of BMR, EVM and EVD. Officer of 122 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Messrs. Lloyd George, Kerr and Ms. Yu is 3803 One Exchange Square, Central, Hong Kong. The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1996.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

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Sponsor and Manager of Eaton Vance Asian Small Companies Fund
and Administrator of Asian Small Companies Portfolio

Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Auditors
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Asian Small Companies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

405-10/05  ASSRC

Annual Report August 31, 2005

EATON VANCE
GREATER CHINA
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater China Growth Fund as of August 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Pamela Chan

Portfolio Manager

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 21.13% for the year ended August 31, 2005.  This return resulted from an increase in net asset value (NAV) per share to $14.59 on August 31, 2005 from $12.07 on August 31, 2004 and the reinvestment of $0.029 in dividends.(1)

• The Fund’s Class B shares had a total return of 20.49% for the year ended August 31, 2005.  This return resulted from an increase in NAV per share to $12.70 on August 31, 2005 from $10.54 on August 31, 2004.(1)

• The Fund’s Class C shares had a total return of 20.54% for the year ended August 31, 2005.  This return resulted from an increase in NAV per share to $8.59 on August 31, 2005 from $7.14 on August 31, 2004 and the reinvestment of $0.016 in dividends.(1)

• For comparison, the Morgan Stanley Capital International Golden Dragon Index – a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan – had a total return of 18.47% for the year ended August 31, 2005.(2)

Management Discussion

• The Fund seeks long-term capital appreciation by investing in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People’s Republic of China.  Against a backdrop of continued robust economic growth, the China region markets fared well during the fiscal year ended August 31, 2005, despite the challenges of rising interest rates and surging oil prices.  The Hong Kong and China markets were especially strong late in the period, as investors anticipated the revaluation of the yuan.

• The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.  Hong Kong remained the Portfolio’s largest geographic weighting at August 31, 2005, followed by Taiwan and China.(3) The Hong Kong economy benefited from a strong influx of mainland China tourists.  Consequently, consumer-driven stocks, such as brand-name apparel makers, specialty retailers and hotels, were strong performers for the Portfolio.  Real estate operating companies – boosted by rising property prices – also contributed significantly to performance.

• The Portfolio raised its exposure to Taiwan during the fiscal year ended August 31, 2005.  The market was boosted by the easing of restrictions on foreign investment, a more accommodative stance towardfinancial mergers and improved cross-Straits relations with mainland China.  The Portfolio’s Taiwan investments were generally balanced between technology stocks, where valuations were increasingly attractive, and companies tied to domestic spending.

• The mainland China market was driven by consistent domestic growth, rising exports and increased liquidity.  However, with corporate profits narrowed by an inability to pass along higher energy costs, the Portfolio retained a defensive posture, emphasizing companies with strong balance sheets and popular brand names.  The Portfolio’s oil exploration and production stocks – generally immune to these margin pressures – performed well during the period.

• Underperformers for the Portfolio included some China-based consumer stocks, which suffered from increased competition and pressure on profit margins.  Taiwan oil refiners also lagged well behind their upstream exploration counterparts, as they suffered from the rising materials costs.  Diversified financial companies were hurt by an uncertain interest rate outlook and a narrowing of net interest margins.  The Portfolio lowered its exposure in this area.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.  Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods.  This performance is not typical and may not be repeated.  For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares.  If sales charges were deducted, returns would be lower.  Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

(2) It is not possible to invest directly in an Index.  The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3) Country weightings and industry weightings are subject to change due to active management.

2

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance.  The line graph compares the performance of Class A of the Fund with that of the Morgan Stanley Capital International Golden Dragon Index (MSCI Golden Dragon Index), a broad-based, unmanaged market index of common stocks tradedin China, Hong Kong and Taiwan.  Because the MSCI Golden Dragon Index begins on 8/31/96, the Fund’s previous benchmark, the MSCI All Country Far East Freeex-Japan Index – an unmanaged index of common stocks traded in developed and emerging markets in the Far East (excluding Japan) is included for a comparison dating from 8/31/05.  The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI Golden Dragon Index.  Class A total returns are presented at net asset value and maximum public offering price.  The table includes the total returns of each Class of the Fund at net asset value and public offering price.  The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	21.13%	20.49%	20.54%
Five Years	0.65	-0.02	-0.08
Ten Years	1.31	0.71	0.58
Life of Fund†	3.91	2.08	-1.26

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	14.14%	15.49%	19.54%
Five Years	-0.54	-0.42	-0.08
Ten Years	0.71	0.71	0.58
Life of Fund†	3.43	2.08	-1.26

† Inception Dates – Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares.  If sales charges were deducted, the returns would be lower.  SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge.  SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.  SEC 1-Year returns for Class C reflect 1% CDSC.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods.  This performance is not typical and may not be repeated.  For performance as of the most recent month-end, please refer to www.eatonvance.com.

Sector Weightings(2)

As a percentage of total investments

(2) Reflects the Portfolio’s investments as of August 31, 2005.  May not be representative of the Portfolio’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton

Vance Greater China Growth Fund Class A vs.  the Morgan Stanley

Capital International Golden Dragon Index and the Morgan Stanley

Capital International All Country Far East Free Ex-Japan Index*

* Source: Thomson Financial.  Class A of the Fund commenced operations on 10/28/92.A $10,000 hypothetical investment at net asset value in Class B and Class C of the Fund over the same period would have been valued at $10,730 and $10,599, respectively.  It is not possible to invest directly in an Index.  The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Ten Largest Holdings(3)

As a percentage of net assets

Esprit Holdings, Ltd.	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0
China Mobile, Ltd.	4.0
Jardine Matheson Holdings, Ltd.	3.8
Swire Pacific, Ltd. - Class A	3.6
Vision Grande Group Holdings, Ltd.	3.1
Ports Design, Ltd.	3.0
Kerry Properties, Ltd.	2.8
HSBC Holdings PLC	2.6
CLP Holdings, Ltd.	2.5

(3)     Reflects the Portfolio’s investments as of August 31, 2005.  May not be representative of the Portfolio’s current or future investments and may change due to active management.

3

FUND EXPENSES

Example:  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005 – August 31, 2005).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses.  You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable).  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater China Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 – 8/31/05)

Actual
Class A	$1,000.00	$1,011.10	$11.61
Class B	$1,000.00	$1,008.70	$14.13
Class C	$1,000.00	$1,008.20	$14.12

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.70	$11.62
Class B	$1,000.00	$1,011.10	$14.14
Class C	$1,000.00	$1,011.10	$14.14

* Expenses are equal to the Fund’s annualized expense ratio of 2.29% for Class A share, 2.79% for Class B shares and 2.79% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.  The example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater China Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investment in Greater China Growth Portfolio, at value (identified cost, $100,684,594)	$122,757,649
Receivable for Fund shares sold	607,088
Prepaid expenses	12,645
Total assets	$123,377,382
Liabilities
Payable for Fund shares redeemed	$221,084
Payable to affiliate for distribution and service fees	71,521
Payable to affiliate for investment advisory fees	26,590
Accrued expenses	94,670
Total liabilities	$413,865
Net Assets	$122,963,517
Sources of Net Assets
Paid-in capital	$131,814,047
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(31,762,083)
Accumulated undistributed net investment income	838,498
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	22,073,055
Total	$122,963,517
Class A Shares
Net Assets	$88,860,494
Shares Outstanding	6,091,670
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.59
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.59)	$15.48
Class B Shares
Net Assets	$16,935,128
Shares Outstanding	1,333,387
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.70
Class C Shares
Net Assets	$17,167,895
Shares Outstanding	1,997,593
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.59
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $331,677)	$3,586,933
Interest allocated from Portfolio	41,170
Expenses allocated from Portfolio	(1,313,715)
Net investment income from Portfolio	$2,314,388
Expenses
Management fee	$277,633
Trustees' fees and expenses	2,533
Distribution and service fees Class A	406,687
Class B	155,816
Class C	141,343
Transfer and dividend disbursing agent fees	336,284
Printing and postage	65,020
Registration fees	43,120
Legal and accounting services	20,816
Custodian fee	19,117
Miscellaneous	5,835
Total expenses	$1,474,204
Deduct - Reduction of custodian fee	$19,117
Total expense reductions	$19,117
Net expenses	$1,455,087
Net investment income	$859,301
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) - Investment transactions (identified cost basis)	$10,306,447
Foreign currency transactions	(20,112)
Net realized gain	$10,286,335
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$8,708,215
Foreign currency	45,563
Net change in unrealized appreciation (depreciation)	$8,753,778
Net realized and unrealized gain	$19,040,113
Net increase in net assets from operations	$19,899,414

See notes to financial statements

5

Eaton Vance Greater China Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment income	$859,301	$162,659
Net realized gain from investment transactions and foreign currency transactions	10,286,335	12,075,689
Net change in unrealized appreciation from investments and foreign currency	8,753,778	289,717
Net increase in net assets from operations	$19,899,414	$12,528,065
Distributions to shareholders - From net investment income Class A	$(168,556)	$(91,467)
Class C	(25,867)	-
Total distributions to shareholders	$(194,423)	$(91,467)
Transactions in shares of beneficial interest - Proceeds from sale of shares Class A	$17,268,711	$52,543,892
Class B	5,082,233	8,009,968
Class C	7,022,360	11,040,474
Net asset value of shares issued to shareholders in payment of distributions declared Class A	133,758	71,815
Class C	19,410	-
Cost of shares redeemed Class A	(15,495,569)	(16,002,942)
Class B	(2,874,119)	(40,494,201)
Class C	(3,238,286)	(4,373,209)
Net asset value of shares exchanged Class A	1,390,050	-
Class B	(1,390,050)	-
Redemption Fees	26,596	235,642
Net increase in net assets from Fund share transactions	$7,945,094	$11,031,439
Net increase in net assets	$27,650,085	$23,468,037
Net Assets
At beginning of year	$95,313,432	$71,845,395
At end of year	$122,963,517	$95,313,432
Accumulated undistributed net investment income included in net assets
At end of year	$838,498	$193,732

See notes to financial statements

6

Eaton Vance Greater China Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$12.070	$10.210	$8.310	$8.630	$14.190
Income (loss) from operations
Net investment income (loss)	$0.124	$0.104	$0.026	$(0.042)	$(0.045)
Net realized and unrealized gain (loss)	2.422	1.761	1.862	(0.278)	(5.515)
Total income (loss) from operations	$2.546	$1.865	$1.888	$(0.320)	$(5.560)
Less distributions
From net investment income	$(0.029)	$(0.028)	$-	$-	$-
Total distributions	$(0.029)	$(0.028)	$-	$-	$-
Redemption fees	$0.003	$0.023	$0.012	$-	$-
Net asset value - End of year	$14.590	$12.070	$10.210	$8.310	$8.630
Total Return(2)	21.13%	18.51%	22.86%	(3.71)%	(39.18)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$88,860	$70,923	$30,892	$25,091	$31,649
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.47%	2.67%	3.07%	2.68%	2.42%
Net expenses after custodian fee reduction(3)	2.36%	2.55%	2.87%	2.37%	2.20%
Net investment income (loss)	0.89%	0.88%	0.31%	(0.46)%	(0.40)%
Portfolio Turnover of the Portfolio	79%	124%	114%	155%	35%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	2.51%
Expenses after custodian fee reduction(3)	2.40%
Net investment income	0.85%
Net investment income per share	$0.119

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

7

Eaton Vance Greater China Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$10.540	$8.930	$7.320	$7.660	$12.710
Income (loss) from operations
Net investment income (loss)	$0.051	$(0.105)	$(0.016)	$(0.078)	$(0.092)
Net realized and unrealized gain (loss)	2.106	1.680	1.626	(0.262)	(4.958)
Total income (loss) from operations	$2.157	$1.575	$1.610	$(0.340)	$(5.050)
Redemption fees	$0.003	$0.035	$-	$-	$-
Net asset value - End of year	$12.700	$10.540	$8.930	$7.320	$7.660
Total Return(2)	20.49%	18.03%	21.99%	(4.44)%	(39.73)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$16,935	$13,365	$37,282	$32,946	$41,907
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.97%	3.17%	3.57%	3.18%	2.93%
Net expenses after custodian fee reduction(3)	2.86%	3.05%	3.37%	2.87%	2.71%
Net investment income (loss)	0.42%	(1.02)%	(0.22)%	(0.96)%	(0.91)%
Portfolio Turnover of the Portfolio	79%	124%	114%	155%	35%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	3.01%
Expenses after custodian fee reduction(3)	2.90%
Net investment income	0.38%
Net investment income per share	$0.046

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Greater China Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$7.140	$6.060	$4.970	$5.210	$8.640
Income (loss) from operations
Net investment income (loss)	$0.039	$- (4)	$(0.008)	$(0.049)	$(0.063)
Net realized and unrealized gain (loss)	1.425	1.060	1.098	(0.191)	(3.367)
Total income (loss) from operations	$1.464	$1.060	$1.090	$(0.240)	$(3.430)
Less distributions
From net investment income	$(0.016)	$-	$-	$-	$-
Total distributions	$(0.016)	$-	$-	$-	$-
Redemption fees	$0.002	$0.020	$-	$-	$-
Net asset value - End of year	$8.590	$7.140	$6.060	$4.970	$5.210
Total Return(2)	20.54%	17.82%	21.93%	(4.61)%	(39.70)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$17,168	$11,026	$3,672	$2,897	$3,489
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.97%	3.17%	3.57%	3.18%	2.92%
Net expenses after custodian fee reduction(3)	2.86%	3.05%	3.37%	2.87%	2.70%
Net investment income (loss)	0.48%	(0.01)%	(0.15)%	(0.89)%	(0.91)%
Portfolio Turnover of the Portfolio	79%	124%	114%	155%	35%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	3.01%
Expenses after custodian fee reduction(3)	2.90%
Net investment income	0.44%
Net investment income per share	$0.036

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Equal to less than $0.001 per share.

See notes to financial statements

9

Eaton Vance Greater China Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENT

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income - The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's and the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

D  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2005, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2007, August 31, 2008 and August 31, 2011 ($27,282,078, $1,617,906 and $3,315,639), respectively.

E  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other - Investment transactions are accounted for on a trade-date basis.

10

Eaton Vance Greater China Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENT CONT'D

H  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

I  Redemption Fees - Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $26,596 for the year ended August 31, 2005.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended August 31, 2005 and August 31, 2004 was as follows:

	Year Ended August 31,
	2005	2004
Distributions declared from:
Ordinary Income	$194,423	$91,467

During the year ended August 31, 2005, accumulated undistributed net investment income was decreased by $20,112, and accumulated net realized loss was decreased by $20,112 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$838,498
Capital loss carryforwards	$(32,215,623)
Unrealized appreciation	$22,073,055
Other temporary differences	$453,540

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2005	2004
Sales	1,223,147	4,217,751
Issued to shareholders electing to receive payments of distributions in Fund shares	9,799	6,289
Redemptions	(1,116,818)	(1,373,769)
Exchange from Class B shares	98,483	-
Net increase	214,611	2,850,271
	Year Ended August 31,
Class B	2005	2004
Sales	417,711	759,986
Redemptions	(239,674)	(3,668,021)
Exchange to Class A shares	(112,938)	-
Net increase (decrease)	65,099	(2,908,035)
	Year Ended August 31,
Class C	2005	2004
Sales	843,299	1,558,554
Issued to shareholders electing to receive payments of distributions in Fund shares	2,405	-
Redemptions	(391,355)	(621,433)
Net increase	454,349	937,121

11

Eaton Vance Greater China Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENT CONT'D

4  Management Fee and Other Transactions
with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2005, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $277,633. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2005, EVM earned $22,628 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $58,073 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2005. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $236,285, $116,862 and $106,007 for Class A, Class B and Class C shares, respectively to or payable to EVD for the year ended August 31, 2005, representing approximately 0.29%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B and Class C shares, respectively. At August 31, 2005, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $2,401,000 and $7,829,000 for Class B and Class C shares, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the year ended August 31, 2005 amounted to $170,402, $38,954 and $35,336 for Class A, Class B and Class C shares, respectively.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares made within three months of purchase, Class B shares made within six years of purchase and Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares will be subject to a 1% CDSC if redeemed within three months of the settlement of the purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of uncovered distribution charges calculated under each Fund's

12

Eaton Vance Greater China Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENT CONT'D

Distribution Plan (see Note 5). CDSC charges received when no uncovered distribution charges exist will be credited to the Fund. EVD received approximately $1,000, $28,000 and $10,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the year ended August 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $28,884,385 and $22,937,162, respectively, for the year ended August 31, 2005.

8  Shareholder Meeting (Unaudited)

The Fund held a Special Meeting of Shareholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	7,398,930	181,391
James B. Hawkes	7,399,637	180,684
Samuel L. Hayes, III	7,394,158	186,163
William H. Park	7,400,291	180,030
Ronald A. Pearlman	7,391,958	188,363
Norton H. Reamer	7,398,134	182,187
Lynn A. Stout	7,396,289	184,032
Ralph F. Verni	7,399,271	181,051

Each nominee was also elected a Trustee of the Portfolio. In addition, the following persons were elected as Portfolio Trustees:

Edward K.Y. Chen	7,398,021	182,300
Hon. Robert Lloyd George	7,393,957	186,365

13

Eaton Vance Greater China Growth Fund as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Growth Trust
and Shareholders of Eaton Vance Greater China
Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the Fund) (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Eaton Vance Greater China Growth Fund, series of Eaton Vance Growth Trust, as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 14, 2005

14

Eaton Vance Greater China Growth Fund as of August 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $3,872,938, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the Fiscal year ended August 31, 2005, the Fund paid foreign taxes of $331,677 and recognized foreign source income of $3,918,610.

15

Greater China Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks - 93.9%
Security	Shares	Value
China - 11.8%
Apparel and Accessories - 3.0%
Ports Design, Ltd.	4,211,500	$3,630,533
		$3,630,533
Auto Manufacturer - 1.4%
Denway Motors, Ltd.	4,825,000	$1,783,488
		$1,783,488
Consumer Electronics - 1.9%
GOME Electrical Appliances Holdings, Ltd.	3,696,000	$2,288,525
		$2,288,525
Food Catering Services - 1.1%
FU JI Food and Catering Services Holdings, Ltd.	1,371,000	$1,349,453
		$1,349,453
Oil Companies-Exploration & Production - 4.4%
CNOOC, Ltd.	3,310,000	$2,387,035
PetroChina Co., Ltd.	3,708,000	3,005,655
		$5,392,690
Total China (identified cost $10,317,738)		$14,444,689
Hong Kong - 47.8%
Security	Shares	Value
Apparel and Accessories - 1.2%
Prime Success International Group	3,914,000	$1,440,728
		$1,440,728
Audio / Video Products - 0.6%
Skyworth Digital Holdings, Ltd.(1)(2)(3)	4,636,000	$691,927
		$691,927
Banks - 4.5%
BOC Hong Kong Holdings, Ltd.	612,000	$1,236,851
Dah Sing Financial Holdings, Ltd.	171,200	1,127,682
HSBC Holdings PLC	197,731	3,191,595
		$5,556,128

Security	Shares	Value
Chemicals-Diversified - 2.2%
Kingboard Chemical Holdings, Ltd.	1,146,000	$2,690,954
		$2,690,954
Distribution / Wholesale - 4.2%
Esprit Holdings, Ltd.	699,000	$5,177,335
		$5,177,335
Diversified Operations - 10.9%
Hutchison Whampoa, Ltd.	114,000	$1,132,132
Jardine Matheson Holdings, Ltd.	283,804	4,711,146
NWS Holdings, Ltd.	1,147,000	1,864,445
Swire Pacific, Ltd. - Class A	464,000	4,427,917
Swire Pacific, Ltd. - Class B	660,000	1,230,451
		$13,366,091
Electric-Integrated - 2.5%
CLP Holdings, Ltd.	523,000	$3,054,905
		$3,054,905
Furniture and Appliances - 1.3%
Chitaly Holdings, Ltd.	2,560,000	$1,565,738
		$1,565,738
Gas Production & Distribution - 2.1%
Hong Kong and China Gas Co., Ltd.	1,316,000	$2,647,739
		$2,647,739
Hotels and Motels - 1.7%
Shangri-La Asia, Ltd.	1,175,156	$2,043,137
		$2,043,137
Printing - 3.1%
Vision Grande Group Holdings, Ltd.	6,640,000	$3,765,692
		$3,765,692
Real Estate Operating / Development - 4.3%
Hopewell Holdings, Ltd.	707,000	$1,822,293
Kerry Properties, Ltd.	1,261,683	3,436,655
		$5,258,948
Retail-Specialty and Apparel - 2.1%
Dickson Concepts International, Ltd.	1,539,120	$2,645,516
		$2,645,516

See notes to financial statements

16

Greater China Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Telecommunications Services - 3.9%
China Mobile, Ltd.	1,113,000	$4,859,978
		$4,859,978
Transportation & Logistics - 3.2%
COSCO Pacific, Ltd.	1,004,000	$1,994,022
Integrated Distribution Services Group, Ltd.(2)	768,000	719,847
Pacific Basin Shipping, Ltd.	2,474,000	1,175,921
		$3,889,790
Total Hong Kong (identified cost $43,221,385)		$58,654,606
Taiwan - 34.3%
Security	Shares	Value
Banks - 0.7%
Bank of Kaohsiung	1,466,300	$894,844
		$894,844
Business Services-Miscellaneous - 2.5%
Taiwan Secom Co., Ltd.	976,000	$1,327,431
Test-Rite International Co.	2,516,010	1,693,986
		$3,021,417
Chemicals - 2.1%
Taiwan Fertilizer Co., Ltd.	2,121,000	$2,531,646
		$2,531,646
Computers - 2.4%
Acer, Inc.	1,532,503	$2,914,696
Benq Corp.	55,300	51,937
		$2,966,633
Electronic Components-Miscellaneous - 5.2%
Asia Optical Co., Inc.	384,000	$2,354,706
AU Optronics Corp.	1,960,910	2,919,541
Career Technology Co., Ltd.	932,803	1,134,317
		$6,408,564
Health and Personal Care - 1.6%
Johnson Health Tech Co., Ltd.	630,000	$1,962,137
		$1,962,137

Security	Shares	Value
Hotels and Motels - 0.9%
Formosa International Hotels Corp.	683,000	$1,086,544
		$1,086,544
Insurance - 2.8%
Cathay Financial Holding Co., Ltd.	1,283,000	$2,411,060
Shin Kong Financial Holding Co., Ltd.	1,189,604	1,085,207
		$3,496,267
Oil and Gas-Equipment and Services - 2.0%
Formosa Petrochemical Corp.	1,302,885	$2,430,514
		$2,430,514
Semiconductor Components / Integrated Circuits - 10.3%
MediaTek, Inc.	288,200	$2,459,316
Novatek Microelectronics Corp., Ltd.	409,731	1,739,562
Powerchip Semiconductor Corp.	3,765,000	2,322,396
Taiwan Semiconductor Manufacturing Co., Ltd.	2,985,141	4,911,809
United Microelectronics Corp.	1,906,000	1,155,298
		$12,588,381
Steel - 0.7%
China Steel Corp.	1,040,000	$903,730
		$903,730
Telecommunications Services - 3.1%
Chunghwa Telecom Co., Ltd.	881,000	$1,638,539
Far EasTone Telecommunications Co., Ltd.	1,768,300	2,224,548
		$3,863,087
Total Taiwan (identified cost $39,598,391)		$42,153,764
Total Common Stocks (identified cost $93,137,514)		$115,253,059
Total Investments - 93.9% (identified cost $93,137,514)		$115,253,059
Other Assets, Less Liabilities - 6.1%		$7,504,780
Net Assets - 100.0%		$122,757,839

(1)  Restricted security.

(2)  Non-income producing security.

(3)  Fair Valued by the Adviser.

See notes to financial statements

17

Greater China Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Top Ten Holdings
Company	Industry Sector	Percentage of Net Assets	Value
Esprit Holdings, Ltd.	Distribution/Wholesale	4.2%	$5,177,335
Taiwan Semiconductor Semiconductor Components/ Manufacturing Co., Ltd.	Integrated Circuits	4.0	4,911,809
China Mobile, Ltd.	Telecommunications Services	4.0	4,859,978
Jardine Matheson Holdings, Ltd.	Diversified Operations	3.8	4,711,146
Swire Pacific, Ltd. - Class A	Diversified Operations	3.6	4,427,917
Vision Grande Group Holdings, Ltd.	Printing	3.1	3,765,692
Ports Design, Ltd.	Apparel and Accessories	3.0	3,630,533
Kerry Properties, Ltd.	Real Estate Operating/ Development	2.8	3,436,655
HSBC Holdings PLC	Banks	2.6	3,191,595
CLP Holdings, Ltd.	Electric - Integrated	2.5	3,054,905

Industry concentration - Below are the top ten industry sectors represented in the Portfolio of Investments
Company	Percentage of Net Assets	Value
Diversified Operations	10.9%	$13,366,091
Semiconductor Components/Integrated Circuits	10.3	12,588,381
Telecommunications Services	7.1	8,723,065
Banks	5.3	6,450,972
Electronic Components - Miscellaneous	5.2	6,408,564
Oil Companies - Exploration & Production	4.4	5,392,690
Real Estate Operating/Development	4.3	5,258,948
Distribution/Wholesale	4.2	5,177,335
Apparel and Accessories	4.1	5,071,261
Transportation & Logistics	3.2	3,889,790

See notes to financial statements

18

Greater China Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investments, at value (identified cost, $93,137,514)	$115,253,059
Cash	3,998,658
Foreign currency, at value (identified cost, $1,218,629)	1,193,696
Receivable for investments sold	1,722,937
Interest and dividends receivable	765,708
Total assets	$122,934,058
Liabilities
Payable to affiliate for investment advisory fees	$78,258
Accrued expenses	97,961
Total liabilities	$176,219
Net Assets applicable to investors' interest in Portfolio	$122,757,839
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$100,679,369
Net unrealized appreciation (computed on the basis of identified cost)	22,078,470
Total	$122,757,839

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends (net of foreign taxes, $331,677)	$3,586,938
Interest	41,171
Total investment income	$3,628,109
Expenses
Investment adviser fee	$833,595
Administration fee	278,096
Trustees' fees and expenses	12,976
Custodian fee	278,362
Legal and accounting services	50,685
Miscellaneous	8,251
Total expenses	$1,461,965
Deduct - Reduction of custodian fee	$104,837
Reduction of investment adviser fee	43,413
Total expense reductions	$148,250
Net expenses	$1,313,715
Net investment income	$2,314,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$10,306,464
Foreign currency transactions	(20,112)
Net realized gain	$10,286,352
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$8,708,229
Foreign currency	45,563
Net change in unrealized appreciation (depreciation)	$8,753,792
Net realized and unrealized gain	$19,040,144
Net increase in net assets from operations	$21,354,538

See notes to financial statements

19

Greater China Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment income	$2,314,394	$1,579,151
Net realized gain from investment transactions and foreign currency transactions	10,286,352	12,075,709
Net change in unrealized appreciation from investments and foreign currency	8,753,792	289,720
Net increase in net assets from operations	$21,354,538	$13,944,580
Capital transactions - Contributions	$28,884,385	$39,805,742
Withdrawals	(22,937,162)	(30,123,035)
Net increase in net assets from capital transactions	$5,947,223	$9,682,707
Net increase in net assets	$27,301,761	$23,627,287
Net Assets
At beginning of year	$95,456,078	$71,828,791
At end of year	$122,757,839	$95,456,078

See notes to financial statements

20

Greater China Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.27%	1.34%	1.43%	1.40%	1.29%
Net expenses after custodian fee reduction	1.18%	1.24%	1.25%	1.10%	1.08%
Net investment income	2.08%	1.70%	1.90%	0.81%	0.71%
Portfolio Turnover	79%	124%	114%	155%	35%
Total Return(1)	22.54%	20.02%	24.59%	(2.72)%	-
Net assets, end of year (000's omitted)	$122,758	$95,456	$71,829	$61,196	$79,118
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	1.31%
Expenses after custodian fee reduction	1.22%
Net investment income	2.04%

(1)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

21

Greater China Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on September 1, 1992, seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. Under normal circumstances, the Fund primarily invests in companies in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies in the China region. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2005 the Eaton Vance Greater China Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income Taxes - The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

C  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

22

Greater China Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Financial Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

E  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Indemnifications - Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Other - Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2005 the adviser fee amounted to $833,595. Lloyd George Management (Bermuda) Limited has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research

23

Greater China Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

services. For the year ended August 31, 2005, Lloyd George Management (Bermuda) Limited waived $43,413 of its advisory fee. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2005, the administrative fee amounted to $278,096. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $90,524,565 and $84,136,450, respectively, for the year ended August 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$93,137,514
Gross unrealized appreciation	$25,092,024
Gross unrealized depreciation	(2,976,479)
Net unrealized appreciation	$22,115,545

The unrealized depreciation on foreign currency is $37,075.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 2005.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2005.

8  Restricted Securities

At August 31, 2005, the Portfolio owned the following securities (representing 0.6% of net assets) which were restricted as to public resale and not registered under the

24

Greater China Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Dates of Acquisition	Shares/Face	Cost	Fair Value
Common Stocks
Skyworth Digital Holdings, Ltd.	10/08/04 - 10/20/04	4,636,000	$1,383,422	$691,927
			$1,383,422	$691,927

9  Interestholder Meeting (Unaudited)

The Portfolio held a Special Meeting of Interestholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	Affirmative	Withhold
Edward K.Y. Chen	98%	2%
Benjamin C. Esty	98%	2%
Hon. Robert Lloyd George	98%	2%
James B. Hawkes	98%	2%
Samuel L. Hayes, III	98%	2%
William H. Park	98%	2%
Ronald A. Pearlman	98%	2%
Norton H. Reamer	98%	2%
Lynn A. Stout	98%	2%
Ralph F. Verni	98%	2%

Results are rounded to the nearest whole number.

25

Greater China Growth Fund as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Greater China Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater China Growth Portfolio (the Portfolio), including the portfolio of investments as of August 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, financial statements and supplementary data referred to above present fairly in all material respects, the financial position of Greater China Growth Portfolio as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 14, 2005

26

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Greater China Growth Portfolio (the "Portfolio") and its investment adviser, Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annaul approval of the investment advisory agreement between the Portfolio and the investment adviser, the Special Committee of the Board of Trustee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing Portfolio advisory fees with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Greater China Growth Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Lloyd George's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  The resources devoted to compliance efforts undertaken by Lloyd George on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's experience in managing equity funds investing in China region securities. The Special Committee noted that the investment adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting China region securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

27

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range it deemed to be competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as Lloyd George's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by Lloyd George as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administrative services for the Fund and the Portfolio and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

28

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT (Unaudited)

Fund Management. The Trustees of the Eaton Vance Growth Trust (the Trust) and Greater China Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen, Kerr, Lloyd George and Ms. Chan is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1992	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV which are affiliates of the Trust and the Portfolio.	160	Director of EVC

Hon. Robert Lloyd George(2) 8/13/52	Trustee and President of the Portfolio	Since 1992	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	5	None

Noninterested Trustee(s)

Edward K.Y. Chen (2) 1/14/45	Trustee of the Portfolio	Since 1992	President of Lingnan University in Hong Kong	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1992 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

29

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT (Unaudited) CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	160	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2003	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(3)	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 64 registered investment companies managed by EVM or BMR.

Pamela Chan(2) 2/7/57	Vice President of the Portfolio	Since 2002	Director of Lloyd George. Officer of 1 registered investment company managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr(2) 8/17/50	Vice President of the Portfolio	Since 1992	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

30

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT (Unaudited) CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(3)	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Barbara Campbell 6/9/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Ms. Chan and Messrs. Kerr and Lloyd George is 3808 One Exchange Square, Central, Hong Kong. The business address for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 1992.

The SAI for the Fund includes additional information about the Trustees and Officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

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Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Auditors
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater China Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

406-10/05  CGSRC

Annual Report August 31, 2005

EATON VANCE
GLOBAL
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Global Growth Fund as of August 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll

Co-Portfolio Manager

Hon.  Jacob Rees-Mogg

Co-Portfolio Manager

The Fund

Performance for the Past Year

• For the year ended August 31, 2005, the Fund’s Class A shares had a total return of 17.62%.  This return was the result of an increase in net asset value (NAV) per share to $15.55 on August 31, 2005 from $13.22 on August 31, 2004.(1)

• The Fund’s Class B shares had a total return of 17.10% for the same period, the result of an increase in NAV per share to $15.48 from $13.22.(1)

• The Fund’s Class C shares had a total return of 17.11% for the same period, the result of an increase in NAV per share to $14.92 from $12.74.(1)

• For comparison, the Morgan Stanley Capital International World Index (MSCI World Index) had a total return of 18.11% for the period.(2)

Management Discussion

• For the year ended August 31, 2005, Eaton Vance Global Growth Fund (the “Fund”) posted strong positive returns.  However, its performance lagged that of the MSCI World Index.(2)

• The U.S. portion of the Fund performed well during the period.  Nearly all of the performance among the U.S. holdings was a function of favorable stock-picking, which was strong across eight of ten sectors.  The strongest performers included a semiconductor company that experienced a dramatic turnaround in newproduct development and increased market share, and the Mexican affiliate of a U.S. telecom company, whose stock price nearly doubled in the 12-month period.  In addition, an underweighting in the financial sector, the weakest performing sector in the U.S. market, aided returns.

• An intensive, international research effort helped management identify a number of what we believed to be secular growth trends.  These so-called “megatrends” included: smartphones, which are growing exponentially and are replacing voice-only phones; outsourcing to India; higher oil and gas prices; and greater internet utilization.  While a number of stockspositioned to benefit from these trends declined in the March to April 2005 timeframe, many recovered in May and June 2005, as sales and profit growth remained healthy at their respective companies.  Further aiding returns was the strong recovery in the Japanese market in the second half of the year, of which the Portfolio was well positioned to take advantage.  A Japanese trading company that the Portfolio held rose 15% since being added in March 2005.  Japanese financial companies held by the Portfolio also performed well on the back of the stock market recovery and improvement in the capital markets.

• The Fund changed its name and investment policy in 2004, enabling it to invest more broadly in global growth companies.  The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.  In response to global monetary tightening and inflation concerns, management positioned the Portfolio to have reduced exposure to cyclical industry sectors.  As a result, the Portfolio had decreased weightings in consumer cyclical stocks, such as retail, and increased holdings in consumer non-durables, such as food and beverage companies.

• This strategy constrained returns somewhat in the first half of 2005, resulting in the Fund’s underperformance of the MSCI World Index.(2) To the surprise of many economists, the global increase in short-term interest rates did not appear to cause a corresponding slowdown in economic growth.  Thus, consumer spending in the U.S. continued to be strong in the discretionary sector, and the Fund’s underweight in this area detracted from relative returns.  The strategy was more effective in Europe, where holdings in utilities and energy stocks made solid contributions to returns.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares.  If sales charges were deducted, returns would be lower.

(2) It is not possible to invest directly in an Index.  The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.  Shares are subject to investment risks, including possible loss of principal invested.

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance.  The line graphs compare the performance of Class A and Class B of the Fund with that of the MSCI World Index, an unmanaged index of global stocks.  The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class Band the MSCI World Index.  Class A total returns are presented at net asset value and maximum public offering price.  The table includes the total returns of each Class of the Fund at net asset value and public offering price.  The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Global Growth Fund Class A vs the MSCI World Index*

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Global Growth Fund Class B vs the MSCI World Index*

* Sources: Thomson Financial; Lipper Inc.  Class A and Class B of the Fund commenced investment operations on 9/18/95.

A $10,000 hypothetical investment on 11/22/95 at net asset value in Class C shares would have been valued at $21,047, on 8/31/05.  It is not possible to invest directly in an Index.

The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance**	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	17.62%	17.10%	17.11%
Five Years	-5.43	-6.00	-6.00
Life of Fund†	8.72	8.24	7.91

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.83%	12.10%	16.11%
Five Years	-6.54	-6.36	-6.00
Life of Fund†	8.07	8.24	7.91

† Inception Dates – Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95

** Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares.  If sales charges were deducted, returns would be lower.  SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge.  SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.  SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

Regional Distribution*

By net assets

Common Stock Investments by Sector*

By total common stocks

* As of August 31, 2005.  Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings**

By net assets

Nomura Securities Co., LTD	2.47%
NII Holdings Inc. Class B	2.41
Mitsui & Co. Ltd.	2.34
BP PLC	2.29
Toyota Motor Corp.	2.28
HSBC Holdings PLC	2.27
BAA PLC	2.26
Tesco PLC	2.25
ABN AMRO Holding N.V.	2.24
Diamond Lease Co. Ltd.	2.21

** Ten Largest Holdings represented 23.04% of Portfolio net assets as of August 31, 2005.  Holdings are subject to change due to active management.

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005 – August 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses.  You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable).  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Growth

	Beginning Account Value *	Ending Account Value	Expenses Paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 – 8/31/05)
Actual
Class A	$1,000.00	$985.40	$12.56
Class B	$1,000.00	$983.50	$15.05
Class C	$1,000.00	$982.90	$15.04
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,012.60	$12.73
Class B	$1,000.00	$1,010.00	$15.25
Class C	$1,000.00	$1,010.10	$15.25

* Expenses are equal to the Fund’s annualized expense ratio of 2.51% for Class A shares, 3.01% for Class B shares and 3.01% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.  The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Global Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investment in Global Growth Portfolio, at value (identified cost, $70,419,872)	$82,344,284
Receivable for Fund shares sold	25,683
Prepaid expenses	7,945
Tax reclaim receivable	3,788
Total assets	$82,381,700
Liabilities
Payable for Fund shares redeemed	$257,784
Payable to affiliate for distribution and service fees	59,035
Payable to affiliate for management fee	17,491
Accrued expenses	64,401
Total liabilities	$398,711
Net Assets	$81,982,989
Sources of Net Assets
Paid-in capital	$122,773,381
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(52,714,804)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	11,924,412
Total	$81,982,989
Class A Shares
Net Assets	$41,155,111
Shares Outstanding	2,645,938
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.55
Maximum Offering Price Per Share (100 ÷ 94.25 of $15.55)	$16.50
Class B Shares
Net Assets	$29,463,751
Shares Outstanding	1,903,324
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$15.48
Class C Shares
Net Assets	$11,364,127
Shares Outstanding	761,582
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$14.92
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $85,042)	$1,389,412
Interest and other allocated from Portfolio	106,249
Expenses allocated from Portfolio	(1,143,210)
Net investment income from Portfolio	$352,451
Expenses
Management fee	$220,874
Trustees' fees and expenses	1,483
Distribution and service fees Class A	209,344
Class B	339,927
Class C	124,435
Class D	344
Transfer and dividend disbursing agent fees	251,264
Registration fees	53,184
Printing and postage	38,493
Legal and accounting services	35,485
Custodian fee	25,510
Miscellaneous	10,932
Total expenses	$1,311,275
Net investment loss	$(958,824)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) - Investment transactions (identified cost basis)	$6,579,435
Foreign currency and forward foreign currency exchange contract transactions	(104,706)
Net realized gain	$6,474,729
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$8,663,604
Foreign currency and forward foreign currency exchange contracts from the Portfolio	8,970
Foreign currency and forward foreign currency exchange contracts	45
Net change in unrealized appreciation (depreciation)	$8,672,619
Net realized and unrealized gain	$15,147,348
Net increase in net assets from operations	$14,188,524

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment loss	$(958,824)	$(934,173)
Net realized gain from investments and foreign currency transactions	6,474,729	6,934,737
Net change in unrealized appreciation (depreciation) from investments and foreign currency	8,672,619	(1,577,196)
Net increase in net assets from operations	$14,188,524	$4,423,368
Transactions in shares of beneficial interest - Proceeds from sale of shares Class A	$5,923,728	$4,790,670
Class B	2,178,075	1,823,725
Class C	1,283,306	1,526,604
Class D	-	539,756
Cost of shares redeemed Class A	(13,269,733)	(11,341,329)
Class B	(10,268,123)	(9,492,726)
Class C	(4,334,947)	(4,629,744)
Class D	-	(216,764)
Net asset value of shares exchanged Class A	2,699,474	12,340,196
Class B	(2,699,474)	(12,340,196)
Net asset value of shares merged Class B	1,275,577	-
Class D	(1,275,577)	-
Redemption Fees	1,114	3,893
Net decrease in net assets from Fund share transactions	$(18,486,580)	$(16,995,915)
Net decrease in net assets	$(4,298,056)	$(12,572,547)
Net Assets
At beginning of year	$86,281,045	$98,853,592
At end of year	$81,982,989	$86,281,045
Accumulated net investment loss included in net assets
At end of year	$-	$(155,342)

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$13.220		$12.690	$11.140	$13.640	$21.840
Income (loss) from operations
Net investment loss	$(0.122)		$(0.072)	$(0.088)	$(0.098)	$(0.132)
Net realized and unrealized gain (loss)	2.452		0.602	1.638	(2.402)	(6.935)
Total income (loss) from operations	$2.330		$0.530	$1.550	$(2.500)	$(7.067)
Less distributions
From net realized gain	$-		$-	$-	$-	$(1.133)
Total distributions	$-		$-	$-	$-	$(1.133)
Redemption fees	$0.000	(4)	$0.000 (4)	$0.000 (4)	$-	$-
Net asset value - End of year	$15.550		$13.220	$12.690	$11.140	$13.640
Total Return(2)	17.62%		4.18%	13.91%	(18.33)%	(33.65)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$41,155		$39,113	$32,559	$35,502	$49,231
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.52	%(5)	2.44%	2.39%	1.99%	1.99%
Net expenses after custodian fee reduction(3)	2.52	%(5)	2.44%	2.39%	1.99%	1.99%
Net investment loss	(0.82)%		(0.52)%	(0.79)%	(0.76)%	(0.78)%
Portfolio Turnover of the Portfolio	130%		164%	93%	107%	160%

†  The operating expenses of the Fund reflect a reimbursement of Class A distribution and service fees, and/or a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.52%	2.22%	2.14%
Expenses after custodian fee reduction(3)	2.52%	2.22%	2.14%
Net investment loss	(0.92)%	(0.99)%	(0.93)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

(5)  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$13.220		$12.760	$11.270	$13.910	$22.380
Income (loss) from operations
Net investment loss	$(0.197)		$(0.169)	$(0.159)	$(0.195)	$(0.249)
Net realized and unrealized gain (loss)	2.457		0.629	1.649	(2.445)	(7.088)
Total income (loss) from operations	$2.260		$0.460	$1.490	$(2.640)	$(7.337)
Less distributions
From net realized gain	$-		$-	$-	$-	$(1.133)
Total distributions	$-		$-	$-	$-	$(1.133)
Redemption fees	$0.000	(4)	$0.000 (4)	$0.000 (4)	$-	$-
Net asset value - End of year	$15.480		$13.220	$12.760	$11.270	$13.910
Total Return(2)	17.10%		3.61%	13.22%	(18.98)%	(34.06)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$29,464		$33,522	$50,558	$55,898	$87,092
Ratios (As a percentage of average daily net assets):
Net expenses(3)	3.02	%(5)	2.94%	3.02%	2.72%	2.64%
Net expenses after custodian fee reduction(3)	3.02	%(5)	2.94%	3.02%	2.72%	2.64%
Net investment loss	(1.32)%		(1.22)%	(1.42)%	(1.48)%	(1.44)%
Portfolio Turnover of the Portfolio	130%		164%	93%	107%	160%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

(5)  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$12.740		$12.300	$10.870	$13.400	$21.610
Income (loss) from operations
Net investment loss	$(0.191)		$(0.152)	$(0.154)	$(0.187)	$(0.238)
Net realized and unrealized gain (loss)	2.371		0.592	1.584	(2.343)	(6.839)
Total income (loss) from operations	$2.180		$0.440	$1.430	$(2.530)	$(7.077)
Less distributions
From net realized gain	$-		$-	$-	$-	$(1.133)
Total distributions	$-		$-	$-	$-	$(1.133)
Redemption fees	$0.000	(4)	$0.000 (4)	$0.000 (4)	$-	$-
Net asset value - End of year	$14.920		$12.740	$12.300	$10.870	$13.400
Total Return(2)	17.11%		3.58%	13.16%	(18.88)%	(34.07)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$11,364		$12,402	$14,817	$17,064	$27,527
Ratios (As a percentage of average daily net assets):
Net expenses(3)	3.02	%(5)	2.94%	3.02%	2.72%	2.64%
Net expenses after custodian fee reduction(3)	3.02	%(5)	2.94%	3.02%	2.72%	2.64%
Net investment loss	(1.33)%		(1.14)%	(1.42)%	(1.47)%	(1.44)%
Portfolio Turnover of the Portfolio	130%		164%	93%	107%	160%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

(5)  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

Eaton Vance Global Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Global Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund previously offered Class D shares. Such offering was discontinued during the year ended August 31, 2005. At the close of business on September 10, 2004, the Class D shares merged into Class B shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income - The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $52,518,539 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire August 31, 2011 ($16,365,440) and August 31, 2010 ($36,153,099). During the year ended August 31, 2005 capital loss carryovers of $6,209,176 were utilized to offset the net realized gains.

D  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

E  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fees for the period ended August 31, 2005.

F  Redemption Fees - Upon the redemption or exchange of shares (on or after February 1, 2003) held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $1,114 and $3,893 for the year ended August 31, 2005 and August 31, 2004, respectively.

G  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires

Eaton Vance Global Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

There were no distributions paid for the year ended August 31, 2005 or 2004.

During the year ended August 31, 2005, paid-in capital was decreased by $1,218,873, accumulated net investment loss was decreased by $1,114,166, and accumulated net realized loss on investments was decreased by $104,707 due to differences between book and tax accounting for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$0
Capital loss carryforwards	$(52,518,539)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. EVM receives a monthly fee equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the year ended August 31, 2005, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $220,874. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2005, EVM earned $20,662 in sub-transfer agent fees. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $4,800 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers or directors of EVM or EVD.

4  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Eaton Vance Global Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended August 31,
Class A	2005	2004
Sales	395,921	343,696
Redemptions	(889,918)	(821,079)
Exchange from Class B shares	180,169	872,164
Net increase (decrease)	(313,828)	394,781
	Year Ended August 31,
Class B	2005	2004
Sales	145,055	129,843
Redemptions	(691,258)	(685,152)
Exchange to Class A shares	(180,632)	(869,967)
Merger from Class D shares	94,000	-
Net decrease	(632,835)	(1,425,276)
	Year Ended August 31,
Class C	2005	2004
Sales	89,486	113,961
Redemptions	(301,338)	(344,934)
Net decrease	(211,852)	(230,973)
	Year Ended August 31,
Class D	2005(1)	2004
Sales	-	63,191
Redemptions	-	(26,365)
Merger to Class B shares	(157,349)	-
Net increase (decrease)	(157,349)	36,826

(1) Offering of Class D shares was discontinued during the year ended August 31, 2005 (see Note 1).

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. A similar plan in effect for Class D shares (Class D Plan) was terminated by the Trustees effective September 10, 2004. The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, EVD, in an amount equal to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year. The Class B, Class C and Class D Plans provide for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class.

The Fund paid or accrued $116,165, $254,945, $93,326, and $258 for Class A, Class B, Class C and Class D shares, respectively, to or payable to EVD for the year ended August 31, 2005, representing 0.28%, 0.75%, 0.75% and 0.75% of the average daily net assets for Class A, Class B, Class C and Class D shares, respectively. At August 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,937,000 and $3,056,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2005 amounted to $93,179, $84,982, $31,109 and $86 for Class A, Class B, Class C and Class D shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares and was imposed on Class D shares made within six years of purchase and on

Eaton Vance Global Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

redemptions of Class C shares made within one year of purchase. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed and Class D CDSC was imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $114,000 and $1,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $10,654,315 and $30,426,722, respectively, for the year ended August 31, 2005.

Eaton Vance Global Growth Fund as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Global Growth Fund ("the Fund"), a series of Eaton Vance Growth Trust at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2005

Eaton Vance Global Growth Fund as of August 31, 2005

OTHER MATTERS (Unaudited)

The Fund held a Special Meeting of Shareholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	Affirmative	Withhold
Edward K.Y. Chen	4,068,186	52,671
Benjamin C. Esty	4,065,213	55,644
Hon. Robert Lloyd George	4,067,800	53,057
James B. Hawkes	4,067,406	53,451
Samuel L. Hayes, III	4,063,741	57,117
William H. Park	4,066,523	54,334
Ronald A. Pearlman	4,066,821	54,036
Norton H. Reamer	4,066,536	54,321
Lynn A. Stout	4,066,398	54,459
Ralph F. Verni	4,066,508	54,349

Each nominee was also elected a Trustee of the Portfolio.

Eaton Vance Global Growth Fund as of August 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Foreign Tax Credit. For the fiscal year ended August 31, 2005, the Fund paid foreign taxes of $85,042 and recognized foreign source income of $85,042.

Global Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks - 98.0%
Security	Shares	Value
Advertising - 2.6%
Greenfield Online, Inc.(1)	30,955	$288,191
Havas Advertising	332,000	1,812,351
		$2,100,542
Aerospace and Defense - 3.4%
Precision Castparts Corp.	10,000	$966,800
Thales SA	40,000	1,812,185
		$2,778,985
Automobiles - 3.3%
Daewoo Motor Sales Corp.	65,000	$884,000
Toyota Motor Corp.	45,900	1,872,644
		$2,756,644
Biotechnology - 1.4%
Amgen, Inc.(1)	6,000	$479,400
Celgene Corp.(1)	14,000	702,800
		$1,182,200
Broadcasting - 0.9%
Central European Media Enterprises, Ltd.(1)	14,000	$761,040
		$761,040
Building and Construction - 0.4%
Trex Company, Inc.(1)	15,000	$361,650
		$361,650
Business Services - 2.9%
CheckFree Corp.(1)	13,000	$478,270
Mitsui and Co., Ltd.	183,000	1,929,965
		$2,408,235
Chemicals - 5.8%
BASF AG	25,500	$1,790,067
Kingboard Chemical Holdings, Ltd.	492,000	1,155,279
Mosaic Co., (The)(1)	26,000	419,900
Potash Corporation of Saskatchewan, Inc.	12,500	1,375,875
		$4,741,121

Security	Shares	Value
Commercial Banks - 6.7%
ABN AMRO Holdings NV	76,691	$1,841,307
Commerce Bancorp, Inc.	22,000	741,840
HSBC Holdings PLC	116,000	1,867,344
Raiffeisen International Bank Holding AG(1)	18,900	1,099,449
		$5,549,940
Computers and Business Equipment - 1.2%
Palm, Inc.(1)	14,000	$478,520
Research in Motion, Ltd.(1)	6,700	524,543
		$1,003,063
Diversified Telecommunication Services - 7.4%
KT Corp. ADR	82,907	$1,687,157
NII Holdings, Inc.(1)	26,000	1,981,720
Novatel Wireless, Inc.(1)	57,000	687,990
Swisscom AG	5,150	1,729,711
		$6,086,578
Education - 0.3%
DeVry, Inc.(1)	13,500	$249,345
		$249,345
Electric Utilities - 1.4%
British Energy Group PLC(1)	130,000	$1,121,003
		$1,121,003
Electrical Equipment - 0.5%
Vishay Intertechnology, Inc.(1)	32,000	$412,800
		$412,800
Energy Services - 2.3%
Advanced Energy Industries, Inc.(1)	15,029	$179,147
Ormat Technologies, Inc.	13,700	301,400
Vestas Wind Systems A/S(1)	66,000	1,377,420
		$1,857,967
Engineering and Construction - 0.2%
Foster Wheeler, Ltd.(1)	5,000	$134,500
		$134,500
Enterprise Software - 0.9%
i2 Technologies, Inc.(1)	32,000	$749,440
		$749,440

See notes to financial statements

Global Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Entertainment - 5.0%
Harrah's Entertainment, Inc.	3,000	$208,680
PartyGaming PLC(1)	620,000	1,753,496
Six Flags, Inc.(1)	66,000	471,900
Sportingbet PLC(1)	260,000	1,642,487
		$4,076,563
Financial Services - 6.6%
Diamond Lease Co., Ltd.	45,200	$1,817,637
E*Trade Financial Corp.(1)	80,000	1,280,000
MarketAxess Holdings, Inc.(1)	24,900	278,631
Nomura Securities Co., Ltd.	148,500	2,035,641
		$5,411,909
Gaming Equipment - 1.0%
WMS Industries, Inc.(1)	27,100	$784,816
		$784,816
Generic Drugs - 1.7%
American Pharmaceutical Partners, Inc.(1)	15,000	$689,700
Shire Pharmaceuticals Group PLC ADR	19,500	743,340
		$1,433,040
Hardware-Networking - 1.5%
Atheros Communications, Inc.(1)	117,000	$1,216,800
		$1,216,800
Health Care-Providers and Services - 2.9%
Amedisys, Inc.(1)	10,800	$422,496
Caremark Rx, Inc.(1)	12,000	560,760
eResearch Technology, Inc.(1)	15,000	231,300
Henry Schein, Inc.(1)	11,000	458,590
Laboratory Corporation of America Holdings(1)	4,000	197,280
WellPoint, Inc.(1)	7,400	549,450
		$2,419,876
Insurance - 2.2%
Prudential PLC	196,500	$1,796,312
		$1,796,312
Internet Services - 1.2%
Google, Inc., Class A(1)	3,500	$1,001,000
		$1,001,000

Security	Shares	Value
IT Consulting & Services - 0.5%
Gartner, Inc.(1)	40,000	$449,600
		$449,600
Medical Products - 1.4%
Cooper Co., Inc. (The)	7,000	$479,990
Fisher Scientific International, Inc.(1)	7,000	451,360
I-Flow Corp.(1)	8,482	121,632
Shamir Optical Industry, Ltd.(1)	7,100	80,940
		$1,133,922
Metals-Industrial - 0.7%
IPE Group, Ltd.	3,390,000	$599,918
		$599,918
Mining - 1.0%
Gammon Lake Resources, Inc.(1)	20,000	$150,200
Peabody Energy Corp.	9,500	680,865
		$831,065
Networking-Hardware - 0.6%
McDATA Corp., Class B(1)	104,000	$516,880
		$516,880
Oil & Gas Equipment - 0.9%
National Oilwell Varco, Inc.(1)	4,000	$256,840
Todco, Class A	13,500	468,720
		$725,560
Oil Companies-Exploration & Production - 7.9%
Amerada Hess Corp.	10,500	$1,334,550
BP PLC	165,000	1,881,730
Chesapeake Energy Corp.	14,000	442,540
Goodrich Petroleum Corp.(1)	13,770	300,048
Halliburton Co.	8,000	495,760
Niko Resources, Ltd.	6,000	274,371
Paramount Resources, Ltd.(1)	5,731	139,211
Southwestern Energy Co.(1)	16,000	926,400
Vintage Petroleum, Inc.	19,000	730,170
		$6,524,780
Personal Products - 0.5%
Avon Products, Inc.	13,000	$426,660
		$426,660

See notes to financial statements

Global Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Publishing - 4.2%
Promotora de Informaciones S.A. (Prisa)	96,000	$1,772,651
Trinity Mirror PLC	150,000	1,679,342
		$3,451,993
Refining - 0.3%
Valero Energy Corp.	2,400	$255,600
		$255,600
Semiconductor Equipment - 0.6%
Cabot Microelectronics Corp.(1)	7,500	$223,575
Veeco Instruments, Inc.(1)	14,000	257,180
		$480,755
Semiconductor Equipment and Products - 4.1%
Cirrus Logic, Inc.(1)	86,000	$679,400
Intel Corp.	16,000	411,520
International Rectifier Corp.(1)	31,500	1,515,150
LSI Logic Corp.(1)	35,000	337,400
Sigmatel, Inc.(1)	24,000	464,400
		$3,407,870
Semiconductors - 0.3%
Synaptics, Inc.(1)	13,994	$230,901
		$230,901
Software - 1.4%
Cognos, Inc.(1)	6,000	$216,660
Compuware Corp.(1)	63,000	570,780
Magma Design Automation, Inc.(1)	40,000	354,000
		$1,141,440
Specialty Retail - 7.0%
CVS Corp.	31,000	$910,470
DSW, Inc., Class A(1)	1,916	43,110
Mitsukoshi, Ltd.	337,000	1,664,780
RadioShack Corp.	11,078	277,615
RONA, Inc.(1)	9,114	184,873
Tesco PLC	315,000	1,852,431
Walgreen Co.	18,000	833,940
		$5,767,219

Security	Shares	Value
Telecommunication Equipment - 0.6%
Corning, Inc.(1)	25,000	$499,000
		$499,000
Transportation - 2.3%
BAA PLC	169,000	$1,862,852
		$1,862,852
Total Common Stocks (identified cost $68,794,948)		$80,701,384
Warrants - 0.0%
Security	Shares	Value
Kingboard Chemical - Strike: 20 Expires: 12/31/06(1)	49,200	$17,408
		$17,408
Total Warrants (identified cost $0)		$17,408
Short-Term Investments - 1.2%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 3.57%, 9/1/05	$945	$945,000
Total Short-Term Investments (at amortized cost, $945,000)		$945,000
Total Investments - 99.2% (identified cost $69,739,948)		$81,663,792
Other Assets, Less Liabilities - 0.8%		$680,676
Net Assets - 100.0%		$82,344,468

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Global Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	42.4%	$34,938,332
United Kingdom	19.7%	16,200,337
Japan	11.3%	9,320,666
France	4.4%	3,624,536
Canada	3.2%	2,649,073
Republic of Korea	3.1%	2,571,157
Germany	2.2%	1,790,067
Hong Kong	2.2%	1,772,605
Netherlands	2.2%	1,841,307
Spain	2.2%	1,772,651
Switzerland	2.1%	1,729,712
Denmark	1.7%	1,377,420
Austria	1.3%	1,099,449
Bermuda	1.1%	895,540
Israel	0.1%	80,940

See notes to financial statements

Global Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investments, at value (identified cost, $69,739,948)	$81,663,792
Cash	87
Receivable for investments sold	1,707,024
Interest and dividends receivable	62,471
Tax reclaim receivable	57,985
Total assets	$83,491,359
Liabilities
Payable for investments purchased	$1,026,135
Payable to affiliate for investment advisory fees	51,625
Accrued expenses	69,131
Total liabilities	$1,146,891
Net Assets applicable to investors' interest in Portfolio	$82,344,468
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$70,420,782
Net unrealized appreciation (computed on the basis of identified cost)	11,923,686
Total	$82,344,468

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends (net of foreign taxes, $85,042)	$1,389,414
Interest	106,249
Total investment income	$1,495,663
Expenses
Investment adviser fee	$664,505
Administration fee	221,410
Trustees' fees and expenses	10,226
Custodian fee	201,730
Legal and accounting services	39,134
Miscellaneous	10,204
Total expenses	$1,147,209
Deduct - Reduction of custodian fee	$87
Reduction of investment adviser fee	3,911
Total expense reductions	$3,998
Net expenses	$1,143,211
Net investment income	$352,452
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$6,579,448
Foreign currency and forward foreign currency exchange contract transactions	(104,706)
Net realized gain	$6,474,742
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$8,663,620
Foreign currency and forward foreign currency exchange contracts	8,971
Net change in unrealized appreciation (depreciation)	$8,672,591
Net realized and unrealized gain	$15,147,333
Net increase in net assets from operations	$15,499,785

See notes to financial statements

Global Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment income	$352,452	$551,425
Net realized gain from investments and foreign currency transactions	6,474,742	6,934,748
Net change in unrealized appreciation (depreciation) from investments and foreign currency	8,672,591	(1,574,233)
Net increase in net assets from operations	$15,499,785	$5,911,940
Capital transactions - Contributions	$10,654,315	$8,698,998
Withdrawals	(30,426,722)	(27,066,514)
Net decrease in net assets from capital transactions	$(19,772,407)	$(18,367,516)
Net decrease in net assets	$(4,272,622)	$(12,455,576)
Net Assets
At beginning of year	$86,617,090	$99,072,666
At end of year	$82,344,468	$86,617,090

See notes to financial statements

Global Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2005		2004	2003	2002	2001
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.29	%(2)	1.25%	1.24%	1.15%	1.11%
Expenses after custodian fee reduction	1.29	%(2)	1.25%	1.24%	1.15%	1.11%
Net investment income	0.40	%(2)	0.55%	0.35%	0.08%	0.08%
Portfolio Turnover	130%		164%	93%	107%	160%
Total Return(1)	19.06%		5.42%	15.23%	(17.67)%	-
Net assets, end of year (000's omitted)	$82,344		$86,617	$99,073	$109,557	$204,969

(1)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

(2)  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

Global Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Global Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on June 1, 1995. The Portfolio seeks to provide long-term capital growth by investing in a global and diversified portfolio of common stocks of companies expected to grow in value over time. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2005, the Eaton Vance Global Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income Taxes - The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C  Financial Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Global Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Options on Financial Futures - Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When the purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

E  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

H  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications - Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other - Investment transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the investment advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level.

Global Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

For the year ended August 31, 2005, the investment adviser fee was 0.75% of average net assets for such period and amounted to $664,505. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2005, the administration fee was 0.25% of average net assets for such period and amounted to $221,410. The Advisers have also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2005, the Advisers waived $3,911 of their advisory fee. Except as to the Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $110,682,024 and $128,303,956, respectively, for the year ended August 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2005, as computed on a federal income tax basis, are as follows:

Aggregate cost	$69,937,510
Gross unrealized appreciation	$13,326,820
Gross unrealized depreciation	(1,600,538)
Net unrealized appreciation	$11,726,282

The net unrealized depreciation on foreign currency was $158.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio did not have any open obligations under these financial instruments at August 31, 2005.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio

Global Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2005.

Global Growth Portfolio as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Global Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Global Growth Portfolio (the "Portfolio") at August 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2005

Global Growth Portfolio as of August 31, 2005

OTHER MATTERS (Unaudited)

The Portfolio held a Special Meeting of Interestholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	Affirmative	Withhold
Edward K.Y. Chen	99%	1%
Benjamin C. Esty	99%	1%
Hon. Robert Lloyd George	99%	1%
James B. Hawkes	99%	1%
Samuel L. Hayes, III	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Norton H. Reamer	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The investment advisory agreements between Global Growth Portfolio (the "Portfolio") and its two investment advisers, Boston Management and Research ("BMR") and Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), provides that each advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreements between the Portfolio and its investment advisers, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  An independent report comparing Portfolio advisory fees with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Global Growth Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Each investment adviser's results and financial condition and the overall organization of each investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by each investment adviser as a result of brokerage allocation;

•  The resources devoted to compliance efforts undertaken by Eaton Vance Management ("Eaton Vance") and Lloyd George on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

In evaluating the investment advisory agreements between BMR and Lloyd George and the Portfolio, the Special Committee also considered information relating to the education, experience and number of investment professionals and other personnel whose responsibilities include portfolio management. The Special Committee also considered Lloyd George's experience in managing funds that invest in equity securities of foreign companies, including companies located in emerging market countries. The Special Committee noted that Lloyd George maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at each investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In its review of comparative information with respect to the Fund's investment performance, the Special Committee noted that the investment advisers have taken actions to improve the performance of the Portfolio, such as a change in investment policy and the hiring of a new portfolio manager for the U.S. portion of the Portfolio, both in 2004. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of these actions with respect to the Portfolio. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund relative to comparable funds, the Special Committee noted that the expense ratio of the Fund is above-average.

In addition to the factors mentioned above, the Special Committee reviewed the level of each investment adviser's profits in providing investment management services for the Portfolio and, in the case of BMR, for all Eaton Vance funds as a group, as well as each adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by each investment adviser as a result of soft dollar credits generated through trading on behalf of each Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by each investment adviser in connection with the services rendered to the Portfolios and the business reputation of each investment adviser and their financial resources. The Trustees concluded that in light of the services rendered, the profits realized by each investment adviser are not unreasonable. The Special Committee also considered the extent to which each investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Global Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Messrs. Chen and Lloyd George, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Atlanta Capital" refers to Atlanta Capital Management Company, LLC, "LGM" refers to Lloyd George Management (B.V.I.) Limited and "Lloyd George" refers to Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1995	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV which are affiliates of the Trust and the Portfolio.	160	Director of EVC

Hon. Robert Lloyd George(2) 8/13/52	Trustee and Vice President of the Portfolio	Trustee since 1996; Vice President since 1995	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	5	None

Noninterested Trustee(s)

Edward K.Y. Chen(2) 1/14/45	Trustee of the Portfolio	Since 1996	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1995 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	160	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1995	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Carey & Company LLC (manager of real estate investment trusts).

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(3)	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 64 registered investment companies managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2003	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM and BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Eaton Vance Global Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(3)	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer of the Trust	Since 1989	Vice President of BMR, EVM and EVD. Officer of 122 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Lloyd George is 3803 One Exchange Square, Central, Hong Kong and for Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

(3)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Global Growth Fund
and Administrator of Global Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Co-Advisers of Global Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Global Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

424-10/05   IASRC

Annual Report August 31, 2005

EATON VANCE GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Growth Fund as of August 31, 2005

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Arieh Coll

Portfolio Manager

The Fund

Performance for the Past Year

•    For the year ended August 31, 2005, the Fund’s Class A shares had a total return of 22.94%.  This return was the result of an increase in net asset value (NAV) per share to $7.45 on August 31, 2005 from $6.06 on August 31, 2004.(1)

•    The Fund’s Class B shares had a total return of 21.91% for the period, the result of an increase in NAV per share to $14.02 from $11.50.(1)

•    The Fund’s Class C shares had a total return of 21.91% for the period, the result of an increase in NAV per share to $12.13 from $9.95.(1)

•    For comparison, the S&P 500 Index had a total return of 12.55% for the period.  The Lipper Mid-Cap GrowthClassification had a total return of 24.04% for the period.(2)

Management Discussion

•    For the year ended August 31, 2005, Eaton Vance Growth Fund had strong performance, outpacing its benchmark, the S&P 500 Index.(2)

•    Individual stock selection was once again the primary driver of relative returns for the Fund.  Nearly all ofthe Fund’s positive performance was attributable to strong stock selection across eight of ten market sectors.

• There were two stocks in particular that contributed to Fund performance.  One was a semiconductor company that experienced a dramatic turnaround in new product development and increased market share, and the other was the Mexican affiliate of a U.S.  telecom company, whose stock price nearly doubled in the 12-month period.  Through an intensive research effort, management strives to identify “tomorrow’s blue chips:” growth companies that are attractive in their long-term investment prospects.  These are companies that we expect, over the long term, to have earnings growth that is faster than the growth rates of the U.S. economy and the U.S.  stock market as a whole.

• In addition, management underweighted the financial sector versus the S&P 500 Index, as the flatter yield curve was expected to hurt profits at banks.(2) Because the financials sector was the weakest performer in the U.S. market during the period, this positioning was a positive contributor to returns.

•    The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund.  The Portfolio was underweighted in the energy sector, which was a negative factor over the period.  Energy stocks led the U.S.  market over the year, and the Portfolio’s relatively low exposure to them detracted from returns.  However, the energy stocks that the Portfolio did own rose in value significantly, and by August 2005, management had increased the position to an overweighting relative to the S&P 500 Index.  A more intensive focus on energy stock research yielded opportunities in oil, gas, and coal companies and energy commodities with a positive long-term outlook.

•    The Portfolio’s misses came in the form of poor performance from a handful of stocks: a doughnut chain whose accounting practices came into question; the maker of the number two MP3 player, which was unable to increase market share versus the top-selling product; and a for-profit secondary education company whose issues at the upper-management level led to poor results.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods.  This performance is not typical and may not be repeated.  For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge CDSC) for Class B and Class C shares.  If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index or a Lipper Classification.  The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.  Shares are subject to investment risks, including possible loss of principal invested.

2

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance.  The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock market performance.  The lines on the graphs represent the total returns of a hypotheticalinvestment of $10,000 in each of Class A and the S&P 500 Index.  Class A total returns are presented at net asset value and maximum public offering price.  The table includes the totalreturns of each Class of the Fund at net asset value and public offering price.  The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Comparison of Change in Value of a $10,000 Investment in

Eaton Vance Growth Fund, Class A vs.  the S&P 500 Index*

*                 Source: Thomson Financial.  Class A of the Fund commenced investment operations on 8/1/52.  A $10,000 hypothetical investment on 8/31/95 at net asset value in Class B shares and Class C shares, respectively, would have been valued at $17,158 and $16,320, respectively, on 8/31/05.  It is not possible to invest directly in an Index.  The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance**	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	22.94%	21.91%	21.91%
Five Years	-1.71	-2.49	-2.49
Ten Years	6.42	5.55	5.02
Life of Fund†	9.19	6.54	6.14

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	15.86%	16.91%	20.91%
Five Years	-2.86	-2.83	-2.49
Ten Years	5.79	5.55	5.02
Life of Fund†	9.07	6.54	6.14

†Inception Dates – Class A: 8/1/52; Class B: 9/13/94; Class C: 11/7/94

**          Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares.  If sales charges were deducted, returns would be lower.  SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge.  SEC returns for Class B and Class C shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.  SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods.  This performance is not typical and may not be repeated.  Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Common Stock Investments by Sector*

As a percentage of total investments

*            As of August 31, 2005.  Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings**

By net assets

NII Holdings Inc.	3.85%
PartyGaming PLC	3.80%
Sportingbet PLC	3.47%
International Rectifier Corp.	3.44%
Potash Corp. of Saskatchewan Inc.	3.14%
Amerada Hess Corp.	2.95%
E*Trade Financial Corp.	2.73%
Atheros Communications Inc.	2.63%
British Energy Group PLC	2.59%
Google Inc., Class A	2.42%

**     Ten Largest Holdings represented 31.02% of Portfolio net assets as of August 31, 2005.  Holdings are subject to change due to active management.

4

FUND EXPENSES

Example:  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005 – August 31, 2005).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses.  You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable).  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Growth

	Beginning Account Value (3/1/05)	Ending Account Value (8/31/05)	Expenses Paid During Period* (3/1/05 – 8/31/05)
Actual
Class A	$1,000.00	$1,022.00	$6.37
Class B	$1,000.00	$1,017.40	$10.17
Class C	$1,000.00	$1,017.60	$10.12

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36
Class B	$1,000.00	$1,015.10	$10.16
Class C	$1,000.00	$1,015.20	$10.11

*            Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class B shares and 1.99% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.  The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investment in Growth Portfolio, at value (identified cost, $102,538,518)	$122,884,134
Receivable for Fund shares sold	38,286
Prepaid expenses	16,975
Total assets	$122,939,395
Liabilities
Payable for Fund shares redeemed	$136,595
Payable to affiliate for distribution and service fees	61,348
Accrued expenses	62,713
Total liabilities	$260,656
Net Assets	$122,678,739
Sources of Net Assets
Paid-in capital	$110,276,281
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(7,943,158)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	20,345,616
Total	$122,678,739
Class A Shares
Net Assets	$104,876,043
Shares Outstanding	14,083,375
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.45
Maximum Offering Price Per Share (100 ÷ 94.25 of $7.45)	$7.90
Class B Shares
Net Assets	$11,608,867
Shares Outstanding	827,974
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$14.02
Class C Shares
Net Assets	$6,193,829
Shares Outstanding	510,766
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$12.13
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,906)	$873,371
Interest allocated from Portfolio	64,682
Expenses allocated from Portfolio	(910,695)
Net investment income from Portfolio	$27,358
Expenses
Trustees' fees and expenses	$3,293
Distribution and service fees Class A	259,349
Class B	116,947
Class C	64,371
Transfer and dividend disbursing agent fees	179,776
Registration fees	62,600
Legal and accounting services	35,299
Custodian fee	26,924
Printing and postage	21,472
Miscellaneous	5,946
Total expenses	$775,977
Net investment loss	$(748,619)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) - Investment transactions (identified cost basis)	$13,871,261
Foreign currency transactions	(12,962)
Net realized gain	$13,858,299
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$11,208,739
Net change in unrealized appreciation (depreciation)	$11,208,739
Net realized and unrealized gain	$25,067,038
Net increase in net assets from operations	$24,318,419

See notes to financial statements

6

Eaton Vance Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment loss	$(748,619)	$(898,966)
Net realized gain (loss) from investments and foreign currency transactions	13,858,299	14,135,953
Net change in unrealized appreciation (depreciation) from investments	11,208,739	(18,222,401)
Net increase (decrease) in net assets from operations	$24,318,419	$(4,985,414)
Transactions in shares of beneficial interest - Proceeds from sale of shares
Class A	$6,701,316	$11,134,135
Class B	2,106,660	6,153,590
Class C	962,727	3,643,134
Cost of shares redeemed Class A	(18,504,903)	(12,069,262)
Class B	(3,368,108)	(4,048,830)
Class C	(2,045,251)	(1,837,986)
Net asset value of shares exchanged Class A	625,446	3,621,667
Class B	(625,446)	(3,621,667)
Net increase (decrease) in net assets from Fund share transactions	$(14,147,559)	$2,974,781
Net increase (decrease) in net assets	$10,170,860	$(2,010,633)
Net Assets
At beginning of year	$112,507,879	$114,518,512
At end of year	$122,678,739	$112,507,879

See notes to financial statements

7

Eaton Vance Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$6.060	$6.310	$4.760	$6.270	$10.360
Income (loss) from operations
Net investment loss	$(0.035)	$(0.039)	$(0.057)	$(0.057)	$(0.049)
Net realized and unrealized gain (loss)	1.425	(0.211)	1.607	(1.453)	(1.811)
Total income (loss) from operations	$1.390	$(0.250)	$1.550	$(1.510)	$(1.860)
Less distributions
From net realized gain	$-	$-	$-	$-	$(2.230)
Total distributions	$-	$-	$-	$-	$(2.230)
Net asset value - End of year	$7.450	$6.060	$6.310	$4.760	$6.270
Total Return(2)	22.94%	(3.96)%	32.56%	(24.08)%	(22.80)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$104,876	$95,214	$96,673	$80,121	$109,847
Ratios (As a percentage of average daily net assets):
Net expenses(3)	1.27%	1.26%	1.38%	1.29%	1.23%
Net expenses after custodian fee reduction(3)	1.27%	1.26%	1.38%	1.29%	1.23%
Interest expense(3)	-	0.01%	-	-	0.04%
Net investment loss	(0.50)%	(0.60)%	(1.13)%	(0.99)%	(0.70)%
Portfolio Turnover of the Portfolio	201%	276%	217%	282%	301%
† The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	1.28%
Expenses after custodian fee reduction(3)	1.28%
Net investment loss	(0.51)%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of its Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$11.500	$12.060	$9.170	$12.160	$18.140
Income (loss) from operations
Net investment loss	$(0.163)	$(0.176)	$(0.182)	$(0.196)	$(0.195)
Net realized and unrealized gain (loss)	2.683	(0.384)	3.072	(2.794)	(3.555)
Total income (loss) from operations	$2.520	$(0.560)	$2.890	$(2.990)	$(3.750)
Less distributions
From net realized gain	$-	$-	$-	$-	$(2.230)
Total distributions	$-	$-	$-	$-	$(2.230)
Net asset value - End of year	$14.020	$11.500	$12.060	$9.170	$12.160
Total Return(2)	21.91%	(4.64)%	31.52%	(24.59)%	(23.53)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$11,609	$11,247	$13,254	$6,972	$9,863
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.02%	2.01%	2.13%	2.04%	1.98%
Net expenses after custodian fee reduction(3)	2.02%	2.01%	2.13%	2.04%	1.98%
Interest expense(3)	-	0.01%	-	-	0.04%
Net investment loss	(1.25)%	(1.43)%	(1.87)%	(1.74)%	(1.44)%
Portfolio Turnover of the Portfolio	201%	276%	217%	282%	301%
† The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	2.03%
Expenses after custodian fee reduction(3)	2.03%
Net investment loss	(1.26)%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of its Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance Growth Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$9.950	$10.430	$7.930	$10.520	$16.000
Income (loss) from operations
Net investment loss	$(0.141)	$(0.143)	$(0.157)	$(0.172)	$(0.172)
Net realized and unrealized gain (loss)	2.321	(0.337)	2.657	(2.418)	(3.078)
Total income (loss) from operations	$2.180	$(0.480)	$2.500	$(2.590)	$(3.250)
Less distributions
From net realized gain	$-	$-	$-	$-	$(2.230)
Total distributions	$-	$-	$-	$-	$(2.230)
Net asset value - End of year	$12.130	$9.950	$10.430	$7.930	$10.520
Total Return(2)	21.91%	(4.60)%	31.53%	(24.62)%	(23.56)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$6,194	$6,048	$4,592	$2,491	$2,584
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.02%	2.01%	2.13%	2.04%	1.98%
Net expenses after custodian fee reduction(3)	2.02%	2.01%	2.13%	2.04%	1.98%
Interest expense(3)	-	0.01%	-	-	0.04%
Net investment loss	(1.25)%	(1.34)%	(1.87)%	(1.75)%	(1.48)%
Portfolio Turnover of the Portfolio	201%	276%	217%	282%	301%
† The operating expenses of the Fund reflect a reduction of the investment advisor fee of the Portfolio. Had such actions not been taken, the ratios and net investment loss would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	2.03%
Expenses after custodian fee reduction(3)	2.03%
Net investment loss	(1.26)%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of its Portfolio's allocated expenses.

See notes to financial statements

10

Eaton Vance Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.9% at August 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income - The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fees for the year ended August 31, 2005.

D  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $7,178,962, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire August 31, 2011 ($5,623,173) and August 31, 2010 ($1,555,789). During the year ended August 31, 2005, capital loss carryovers of $13,478,981 were utilized to offset net realized gains.

E  Other - Investment transactions are accounted for on a trade-date basis.

F  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

H  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and

11

Eaton Vance Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to pay dividends semiannually and to make at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended August 31, 2005, paid-in capital was decreased by $761,580, accumulated net investment loss was decreased by $748,620, and accumulated net realized loss on investments was decreased by $12,960 due to differences between book and tax accounting for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary Income	$0
Capital loss carryforwards	7,178,962

The difference between components of distributable earnings (accumulated losses) on tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2005	2004
Sales	977,218	1,709,183
Redemptions	(2,692,452)	(1,870,200)
Exchange from Class B shares	89,962	552,131
Net increase (decrease)	(1,625,272)	391,114
	Year Ended August 31,
Class B	2005	2004
Sales	157,740	499,050
Redemptions	(260,335)	(329,450)
Exchange to Class A shares	(47,645)	(290,120)
Net decrease	(150,240)	(120,520)
	Year Ended August 31,
Class C	2005	2004
Sales	85,762	342,689
Redemptions	(183,034)	(174,757)
Net increase (decrease)	(97,272)	167,932

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the Administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended August 31, 2005, EVM earned $17,812 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $5,600 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2005.

12

Eaton Vance Growth Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B Shares (Class B Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $87,710 and $48,278 for Class B and Class C shares, respectively, to or payable to EVD for the year ended August 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares. At August 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $116,000 and $675,000 for Class B and Class C shares, respectively.

The Plans authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended August 31, 2005 amounted to $259,349, $29,237, and $16,093 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $100, $32,000 and $3,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended August 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $9,771,545 and $25,071,099 respectively, for the year ended August 31, 2005.

13

Eaton Vance Growth Fund as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Growth Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2005

14

Eaton Vance Growth Fund as of August 31, 2005

OTHER MATTERS (Unaudited)

The Fund held a Special Meeting of Shareholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	8,298,232	183,159
James B. Hawkes	8,308,114	173,278
Samuel L. Hayes, III	8,294,780	186,612
William H. Park	8,309,936	171,456
Ronald A. Pearlman	8,293,061	188,330
Norton H. Reamer	8,292,957	188,435
Lynn A. Stout	8,305,908	175,484
Ralph F. Verni	8,297,527	183,864

Each nominee was also elected a Trustee of the Portfolio.

15

Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks - 100.2%
Security	Shares	Value
Biotech-Drug - 3.1%
Amgen, Inc.(1)	15,000	$1,198,500
Celgene Corp.(1)	51,000	2,560,200
		$3,758,700
Broadcasting - 1.6%
Central European Media Enterprises, Ltd.(1)	36,000	$1,956,960
		$1,956,960
Building and Construction - 0.8%
Trex Company, Inc.(1)	40,000	$964,400
		$964,400
Business Services-Miscellaneous - 1.6%
Gartner, Inc.(1)	110,000	$1,236,400
Greenfield Online, Inc.(1)	84,738	788,911
		$2,025,311
Chemicals - 4.0%
Mosaic Co., (The)(1)	70,000	$1,130,500
Potash Corporation of Saskatchewan, Inc.	35,000	3,852,450
		$4,982,950
Computer Peripherals - 0.0%
Symbol Technologies, Inc.	74	$679
		$679
Computer Software & Services - 2.6%
Cognos, Inc.(1)	15,000	$541,650
Compuware Corp.(1)	170,000	1,540,200
Magma Design Automation, Inc.(1)	110,000	973,500
Syntel, Inc.	9,800	183,750
		$3,239,100
Computers & Peripherals - 1.7%
Palm, Inc.(1)	36,000	$1,230,480
Synaptics, Inc.(1)	48,979	808,154
		$2,038,634

Security	Shares	Value
Education - 0.6%
DeVry, Inc.(1)	38,000	$701,860
		$701,860
Electric Utility - 2.6%
British Energy Group PLC(1)	370,000	$3,190,547
		$3,190,547
Energy Services - 1.7%
Halliburton Co.	21,000	$1,301,370
Ormat Technologies, Inc.	36,100	794,200
		$2,095,570
Engineering and Construction - 0.3%
Foster Wheeler, Ltd.(1)	12,000	$322,800
		$322,800
Enterprise Software - 1.7%
i2 Technologies, Inc.(1)	89,000	$2,084,380
		$2,084,380
Entertainment - 1.0%
Six Flags, Inc.(1)	175,000	$1,251,250
		$1,251,250
Financial Services - 5.9%
Commerce Bancorp, Inc.	61,000	$2,056,920
E*Trade Financial Corp.(1)	210,000	3,360,000
MarketAxess Holdings, Inc.(1)	92,500	1,035,075
Student Loan Corp., (The)	3,400	768,400
		$7,220,395
Gaming - 7.7%
Harrah's Entertainment, Inc.	8,000	$556,480
PartyGaming PLC(1)	1,650,000	4,666,563
Sportingbet PLC(1)	675,000	4,264,149
		$9,487,192
Gaming Equipment - 1.8%
WMS Industries, Inc.(1)	77,400	$2,241,504
		$2,241,504

See notes to financial statements

16

Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Generic Drugs - 3.1%
American Pharmaceutical Partners, Inc.(1)	39,000	$1,793,220
Shire Pharmaceuticals PLC ADR	52,000	1,982,240
		$3,775,460
Hardware-Networking - 3.8%
Atheros Communications, Inc.(1)	311,000	$3,234,400
McDATA Corp., Class B(1)	300,000	1,491,000
		$4,725,400
Health Care Providers & Services - 3.1%
Amedisys, Inc.(1)	30,400	$1,189,248
Laboratory Corp. of America Holdings(1)	24,000	1,183,680
WellPoint, Inc.(1)	20,000	1,485,000
		$3,857,928
Instruments-Scientific - 1.0%
Fisher Scientific International, Inc.(1)	20,000	$1,289,600
		$1,289,600
Insurance - 2.2%
UnumProvident Corp.	141,000	$2,724,120
		$2,724,120
Internet Services - 3.5%
CheckFree Corp.(1)	35,000	$1,287,650
Google, Inc., Class A(1)	10,400	2,974,400
		$4,262,050
Internet Software & Services - 0.5%
eResearch Technology, Inc.(1)	40,000	$616,800
		$616,800
Medical Products - 4.0%
Align Technology, Inc.(1)	277,000	$1,886,370
Cooper Co., Inc., (The)	19,000	1,302,830
Henry Schein, Inc.(1)	30,000	1,250,700
I-Flow Corp.(1)	20,425	292,895
Shamir Optical Industry, Ltd.(1)	19,200	218,880
		$4,951,675

Security	Shares	Value
Metal Processors & Fabricator - 1.9%
Precision Castparts Corp.	24,000	$2,320,320
		$2,320,320
Mining - 1.8%
Gammon Lake Resources, Inc.(1)	50,000	$375,500
Peabody Energy Corp.	25,000	1,791,750
		$2,167,250
Oil & Gas-Equipment - 1.6%
National-Oilwell Varco, Inc.(1)	11,000	$706,310
Todco, Class A	38,000	1,319,360
		$2,025,670
Oil and Gas-Exploration and Production - 9.4%
Amerada Hess Corp.	28,500	$3,622,350
Chesapeake Energy Corp.	40,000	1,264,400
Goodrich Petroleum Corp.(1)	37,427	815,534
Niko Resources, Ltd.	22,000	1,006,026
Paramount Resources, Ltd., Class A(1)	15,684	380,964
Southwestern Energy Co.(1)	44,000	2,547,600
Vintage Petroleum, Inc.	50,000	1,921,500
		$11,558,374
Personal Products - 1.0%
Avon Products, Inc.	36,000	$1,181,520
		$1,181,520
Refining - 0.6%
Valero Energy Corp.	6,500	$692,250
		$692,250
Retail - 0.1%
DSW, Inc., Class A(1)	5,748	$129,330
		$129,330
Retail-Food and Drug - 5.3%
Caremark Rx, Inc.(1)	30,000	$1,401,900
CVS Corp.	88,000	2,584,560
Walgreen Co.	55,000	2,548,150
		$6,534,610

See notes to financial statements

17

Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Retail-Specialty - 1.1%
RadioShack Corp.	31,161	$780,895
RONA, Inc.(1)	25,974	526,869
		$1,307,764
Semiconductor Equipment - 0.9%
Advanced Energy Industries, Inc.(1)	39,361	$469,184
Cabot Microelectronics Corp.(1)	20,000	596,200
		$1,065,384
Semiconductors - 7.5%
Cirrus Logic, Inc.(1)	236,000	$1,864,400
Intel Corp.	42,000	1,080,240
International Rectifier Corp.(1)	88,000	4,232,800
LSI Logic Corp.(1)	95,000	915,800
Vishay Intertechnology, Inc.(1)	88,000	1,135,200
		$9,228,440
Semiconductors & Semiconductor Equipment - 1.5%
Sigmatel, Inc.(1)	64,000	$1,238,400
Veeco Instruments, Inc.(1)	30,000	551,100
		$1,789,500

Security	Shares	Value
Telecommunication Equipment - 3.8%
Corning, Inc.(1)	66,000	$1,317,360
Novatel Wireless, Inc.(1)	162,000	1,955,340
Research In Motion, Ltd.(1)	18,200	1,424,878
		$4,697,578
Telecommunication Services - 3.8%
NII Holdings, Inc.(1)	62,000	$4,725,640
		$4,725,640
Total Common Stocks (identified cost $102,843,282)		$123,188,895
Total Investments - 100.2% (identified cost $102,843,282)		$123,188,895
Other Assets, Less Liabilities - (0.2)%		$(304,736)
Net Assets - 100%		$122,884,159

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

18

Growth Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	80.6%	$99,020,068
United Kingdom	11.5	14,103,499
Canada	6.1	7,566,688
Bermuda	1.8	2,279,760
Israel	0.2	218,880

See notes to financial statements

19

Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investments, at value (identified cost, $102,843,282)	$123,188,895
Receivable for investments sold	2,647,500
Interest and dividends receivable	20,282
Total assets	$125,856,677
Liabilities
Payable for investments purchased	$2,851,294
Payable to affiliate for investment advisory fees	63,438
Due to bank	15,622
Accrued expenses	42,164
Total liabilities	$2,972,518
Net Assets applicable to investors' interest in Portfolio	$122,884,159
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$102,538,546
Net unrealized appreciation (computed on the basis of identified cost)	20,345,613
Total	$122,884,159

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends (net of foreign taxes, $1,906)	$873,371
Interest	64,682
Total investment income	$938,053
Expenses
Investment adviser fee	$762,857
Trustees' fees and expenses	7,883
Custodian fee	96,187
Legal and accounting services	38,910
Interest expense	6,062
Miscellaneous	9,078
Total expenses	$920,977
Deduct - Reduction of investment adviser fee	$10,282
Total expense reductions	$10,282
Net expenses	$910,695
Net investment income	$27,358
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$13,871,263
Foreign currency transactions	(12,962)
Net realized gain	$13,858,301
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$11,208,742
Net change in unrealized appreciation (depreciation)	$11,208,742
Net realized and unrealized gain	$25,067,043
Net increase in net assets from operations	$25,094,401

See notes to financial statements

20

Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment income (loss)	$27,358	$(111,442)
Net realized gain (loss) from investment transactions and foreign currency transactions	13,858,301	14,135,954
Net change in unrealized appreciation (depreciation) from investments	11,208,742	(18,222,403)
Net increase (decrease) in net assets from operations	$25,094,401	$(4,197,891)
Capital transactions - Contributions	$9,771,545	$21,038,376
Withdrawals	(25,071,099)	(18,246,860)
Net increase (decrease) in net assets from capital transactions	$(15,299,554)	$2,791,516
Net increase (decrease) in net assets	$9,794,847	$(1,406,375)
Net Assets
At beginning of year	$113,089,312	$114,495,687
At end of year	$122,884,159	$113,089,312

See notes to financial statements

21

Growth Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2005		2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.75%		0.74%	0.77%	0.75%	0.73%
Net expenses after custodian fee reduction	0.75%		0.74%	0.77%	0.75%	0.73%
Interest expense	0.00	%(1)	0.01%	-	-	0.04%
Net investment income (loss)	0.02%		(0.09)%	(0.52)%	(0.44)%	(0.20)%
Portfolio Turnover	201%		276%	217%	282%	301%
Total Return(2)	23.55%		(3.47)%	33.37%	(23.66)%	-
Net assets, end of year (000's omitted)	$122,884		$113,089	$114,496	$89,799	$122,467
† The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.76%
Expenses after custodian fee reduction	0.76%
Net investment income	0.01%

(1)  Amounts represent less than .01%

(2)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

22

Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2005, the Eaton Vance Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

C  Income Taxes - The Portfolio is treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations. There were no credit balances used to reduce the Portfolio's custodian fees for the year ended August 31, 2005.

23

Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

F  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications - Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.625% of the Portfolio's average daily net assets. For the year ended August 31, 2005, the fee amounted to $762,857. Except as to the Trustees of the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2005, no significant amounts have been deferred. Effective May 24, 2004, BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended August 31, 2005, BMR waived $10,282 of its advisory fee.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $239,410,621 and $250,019,382 respectively, for the year ended August 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$103,607,478
Gross unrealized appreciation	$21,452,509
Gross unrealized depreciation	(1,871,092)
Net unrealized appreciation	$19,581,417

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 2005, the Portfolio did not have a balance outstanding pursuant to this line of credit. The Portfolio did not have any significant borrowings during the year ended August 31, 2005.

24

Growth Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Overdraft Advances

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Portfolio's assets to the extent of any overdraft. At August 31, 2005, the Portfolio's payment due to IBT pursuant to the foregoing arrangement was $15,622.

25

Growth Portfolio as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Growth Portfolio (the "Portfolio") at August 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2005

26

Growth Portfolio as of August 31, 2005

OTHER MATTERS (Unaudited)

The Portfolio held a Special Meeting of Interestholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	98%	2%
James B. Hawkes	98%	2%
Samuel L. Hayes, III	98%	2%
William H. Park	98%	2%
Ronald A. Pearlman	98%	2%
Norton H. Reamer	98%	2%
Lynn A. Stout	98%	2%
Ralph F. Verni	98%	2%

Results are rounded to the nearest whole number.

27

Eaton Vance Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Growth Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and its investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing Portfolio advisory fees with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Growth Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

In evaluating the investment advisory agreement between the investment adviser and the Portfolio, the Special Committee also considered information relating to the education, experience and number of investment professionals and other personnel whose responsibilities include portfolio management. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at each investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to the Fund's investment performance, the Special Committee concluded that the performance of the Portfolio was in a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within

28

Eaton Vance Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund relative to comparable funds, the Special Committee concluded that the expense ratio of the Fund is within a range that the Special Committee deemed to be competitive.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for all Eaton Vance funds as a group including the Portfolio, as well as the adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

29

Eaton Vance Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1992	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	160	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	160	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

30

Eaton Vance Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(2)	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 64 registered investment companies managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer of the Trust	Since 1989	Vice President of BMR, EVM and EVD. Officer of 122 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Mr. Austin served as Assistant Treasurer since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

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Investment Adviser of Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLC

125 High Street
Boston, MA 02110

Eaton Vance Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

444-10/05  GFSRC

Annual Report August 31, 2005

EATON VANCE WORLDWIDE HEALTH SCIENCES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Management Team

Front: Samuel D. Isaly

Back: Richard Klemm

Sven Borho

Trevor Polischuk

Geoffrey Hsu

The Fund

Performance for the Past Year

• During the year ended August 31, 2005, the Fund’s Class A shares had a total return of 10.02%. This return was the result of an increase in net asset value (NAV) per share to $10.87 on August 31, 2005 from $9.88 on August 31, 2004.(1)

• The Fund’s Class B shares had a total return of 9.12% during the period, the result of an increase in NAV per share to $11.48 from $10.52.(1)

• The Fund’s Class C shares had a total return of 9.20% during the year ended August 31, 2005, the result of an increase in NAV per share to $9.50 from $8.70.(1)

• The Fund’s Class R shares had a total return of 9.73% during the period, the result of an increase in NAV per share to $11.28 from $10.28.(1)

• For comparison, the S&P 500 Index had a total return of 12.55% during the period, while the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE) had a total return of 23.58%. The average total return of funds in the Lipper Health and Biotech Classification was 17.60% during the period.(2)

Management Discussion

• For the year ended August 31, 2005, Eaton Vance Worldwide Health Sciences Fund’s performance lagged that of its U.S. and global benchmarks. The Fund currently invests its assets in a separate registered investment company, Worldwide Health Sciences Portfolio (the “Portfolio”), with the same objective and policies as the Fund. Most of the Fund’s underperformance for the period occurred in the first half of the fiscal year, as both large-cap pharmaceutical stocks and smaller-cap biotechnology stocks struggled with the effects of high-profile products being removed from the market. The Portfolio’s relatively high exposure to the biotechnology sector restrained performance.

• Between February and August 2005, however, both sectors witnessed a modest recovery. The pharmaceutical sector emerged relatively unscathed from the market pullback in the first calendar quarter of  2005 by virtue of reduced stock price valuations. In addition, a positive FDA panel meeting on Cox-2  inhibitor pain relievers alleviated concerns that the FDA would be raising the bar for drug approval and marketability.

• The recovery in biotech was more modest, as investors remained somewhat wary of new product launches coming out of the sector. In June 2005,  biotech showed improved performance as a result of increased merger and acquisition activity. The Fund’s best performance in this area came from larger biotech companies, with one firm in particular delivering solid growth from existing products and making progress on new products in the pipeline. The worst performance came from development-stage biotech companies that experienced setbacks or delays in the clinical development of their lead products.

• Management’s focus during the period has been on companies that have significant new product launch revenue potential from recently launched (or soon to launch) therapeutics. Analyzing a number of these companies for potential growth and fundamental value, management took advantage of the stock price weakness in the group by adding to positions that we believed had near-term catalysts to spur revenue growth. At the end of the period, management continued to maintain relatively low exposure to the  “big pharma” companies, due to lackluster earnings growth and thin pipelines compared to large biotechnology companies.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and,  because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares,  when redeemed, may be worth more or less than their original cost.  Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class R shares are offered to certain investors at net asset value.  Class A shares and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of common stocks traded in the U.S., and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), an unmanaged index of foreign stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index, and EAFE. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance †	Class A	Class B	Class C	Class R

Average Annual Total Returns (at net asset value)
One Year	10.02%	9.12%	9.20%	9.73%
Five Years	-0.68%	-1.44	-1.43	N/A
Ten Years	15.31	N/A	N/A	N/A
Life of Fund††	15.70	12.95	13.14	6.24
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.72%	4.12%	8.20%	9.73%
Five Years	-1.86	-1.80	-1.43	N/A
Ten Years	14.63	N/A	N/A	N/A
Life of Fund††	15.36	12.95	13.14	6.24

††Inception Dates – Class A: 7/26/85; Class B: 9/23/96; Class C: 1/5/98; Class R: 9/8/03

†   Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge.  SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year;  1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

* Source: Thomson Financial. Class A of the Fund commenced investment operations on 7/26/85.
A $10,000 hypothetical investment on 9/23/96, 1/5/98, and  9/8/03 at net asset value in Class B shares, Class C shares, and Class Rshares, respectively, would have been valued at $29,706, $25,747, and  $11,280, respectively, on 8/31/05. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Common Stock Regional Distribution*
By net assets

Common Stock Sector Distribution*
By net assets

* As of August 31, 2005.  Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top 10 Common Stock Holdings †

By net assets

Amgen Inc.	7.3%
Genentech Inc	7.0%
Novartis	6.8%
Genzyme Corp-Genl Division	5.3%
Medimmune Inc.	5.1%
Takeda Chemical Industries Ltd.	4.8%
Schering-Plough Corporation	4.6%
Altana AG	3.9%
Eli Lilly & Co	3.9%
Wyeth	3.8%

† Ten Largest Holdings represented 52.5% of Portfolio net assets as of August 31, 2005. Holdings are subject to change due to active management.

4

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005 – August 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Worldwide Health

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 — 8/31/05)

Actual
Class A	$1,000.00	$1,099.10	$8.25
Class B	$1,000.00	$1,094.40	$12.14
Class C	$1,000.00	$1,094.50	$12.14
Class R	$1,000.00	$1,097.30	$9.52

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.93
Class B	$1,000.00	$1,013.60	$11.67
Class C	$1,000.00	$1,013.60	$11.67
Class R	$1,000.00	$1,016.10	$9.15

* Expenses are equal to the Fund’s annualized expense ratio of 1.56% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares and 1.80% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $2,157,980,210)	$2,563,396,621
Receivable for Fund shares sold	2,001,767
Total assets	$2,565,398,388
Liabilities
Payable for Fund shares redeemed	$8,262,167
Payable to affiliate for distribution and service fees	1,425,069
Payable for investment advisory fees	465,934
Accrued expenses	876,712
Total liabilities	$11,029,882
Net Assets	$2,554,368,506
Sources of Net Assets
Paid-in capital	$2,154,799,755
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(5,847,660)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	405,416,411
Total	$2,554,368,506
Class A Shares
Net Assets	$1,387,658,071
Shares Outstanding	127,715,579
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.87
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.87)	$11.53
Class B Shares
Net Assets	$678,958,056
Shares Outstanding	59,138,192
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.48
Class C Shares
Net Assets	$484,651,610
Shares Outstanding	51,026,931
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.50
Class R Shares
Net Assets	$3,100,769
Shares Outstanding	274,782
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.28
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,219,841)	$18,409,279
Interest allocated from Portfolio	2,703,014
Expenses allocated from Portfolio	(20,386,755)
Net investment income from Portfolio	$725,538
Expenses
Management fee	$5,359,314
Trustees' fees and expenses	3,171
Distribution and service fees Class A	3,143,498
Class B	7,226,061
Class C	4,855,913
Class D	5,404
Class R	10,458
Transfer and dividend disbursing agent fees	5,400,118
Printing and postage	706,968
Registration fees	227,863
Legal and accounting services	95,258
Custodian fee	37,948
Miscellaneous	118,473
Total expenses	$27,190,447
Deduct - Reduction of management fee	$3,713
Total expense reductions	$3,713
Net expenses	$27,186,734
Net investment loss	$(26,461,196)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) - Investment transactions (identified cost basis)	$43,948,861
Foreign currency transactions	(146,824)
Net realized gain	$43,802,037
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$209,865,823
Foreign currency	(5,491)
Net change in unrealized appreciation (depreciation)	$209,860,332
Net realized and unrealized gain	$253,662,369
Net increase in net assets from operations	$227,201,173

See notes to financial statements

6

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment loss	$(26,461,196)	$(36,035,658)
Net realized gain from investment transactions and foreign currency transactions	43,802,037	107,974,179
Net change in unrealized appreciation from investments and foreign currency	209,860,332	31,475,512
Net increase in net assets from operations	$227,201,173	$103,414,033
Transactions in shares of beneficial interest - Proceeds from sale of shares Class A	$411,695,380	$442,688,271
Class B	36,810,537	122,754,376
Class C	78,666,703	160,385,145
Class D	-	5,482,804
Class R	2,163,008	1,863,513
Cost of shares redeemed Class A	(414,370,805)	(267,574,285)
Class B	(155,431,848)	(98,215,479)
Class C	(134,671,832)	(75,224,288)
Class D	(62,875)	(2,449,990)
Class R	(910,345)	(236,773)
Net asset value of shares exchanged Class A	38,266,276	14,777,588
Class B	(38,266,276)	(14,777,588)
Net asset value of shares merged Class B	19,806,407	-
Class D	(19,806,407)	-
Redemption Fees	28,272	69,223
Net increase (decrease) in net assets from Fund share transactions	$(176,083,805)	$289,542,517
Net increase in net assets	$51,117,368	$392,956,550
Net Assets
At beginning of year	$2,503,251,138	$2,110,294,588
At end of year	$2,554,368,506	$2,503,251,138
Accumulated net investment loss included in net assets
At end of year	$-	$(719,503)

See notes to financial statements

7

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$9.880	$9.360	$7.640	$10.280	$12.330
Income (loss) from operations
Net investment loss	$(0.071)	$(0.109)	$(0.096)	$(0.082)	$(0.094)
Net realized and unrealized gain (loss)	1.061	0.629	1.816	(2.108)	(1.447)
Total income (loss) from operations	$0.990	$0.520	$1.720	$(2.190)	$(1.541)
Less distributions
From net realized gain	$-	$-	$-	$(0.450)	$(0.509)
Total distributions	$-	$-	$-	$(0.450)	$(0.509)
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$-	$-
Net asset value - End of year	$10.870	$9.880	$9.360	$7.640	$10.280
Total Return(3)	10.02%	5.56%	22.51%	(21.87)%	(13.08)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$1,387,658	$1,226,740	$985,769	$772,283	$783,176
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.56%	1.80%	1.99%	1.69%	1.71%
Net expenses after custodian fee reduction(4)	1.56%	1.79%	1.97%	1.67%	1.69%
Net investment loss	(0.70)%	(1.08)%	(1.18)%	(0.90)%	(0.89)%
Portfolio Turnover of the Portfolio	13%	13%	27%	38%	24%
† The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.57%	1.80%
Expenses after custodian fee reduction(4)	1.57%	1.79%
Net investment loss	(0.71)%	(1.08)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$10.520	$10.040	$8.260	$11.150	$13.670
Income (loss) from operations
Net investment loss	$(0.157)	$(0.197)	$(0.169)	$(0.164)	$(0.190)
Net realized and unrealized gain (loss)	1.117	0.677	1.949	(2.276)	(1.589)
Total income (loss) from operations	$0.960	$0.480	$1.780	$(2.440)	$(1.779)
Less distributions
From net realized gain	$-	$-	$-	$(0.450)	$(0.741)
Total distributions	$-	$-	$-	$(0.450)	$(0.741)
Redemption fees	$0.000 (2)	$0.000 (2)	$-	$-	$-
Net asset value - End of year	$11.480	$10.520	$10.040	$8.260	$11.150
Total Return(3)	9.12%	4.78%	21.55%	(22.43)%	(13.75)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$678,958	$756,367	$712,385	$593,993	$621,963
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.31%	2.55%	2.74%	2.44%	2.45%
Net expenses after custodian fee reduction(4)	2.31%	2.54%	2.72%	2.42%	2.43%
Net investment loss	(1.46)%	(1.84)%	(1.93)%	(1.66)%	(1.64)%
Portfolio Turnover of the Portfolio	13%	13%	27%	38%	24%
† The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.32%	2.55%
Expenses after custodian fee reduction(4)	2.32%	2.54%
Net investment loss	(1.47)%	(1.84)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value - Beginning of year	$8.700	$8.300	$6.830	$9.310	$11.530
Income (loss) from operations
Net investment loss	$(0.130)	$(0.163)	$(0.140)	$(0.134)	$(0.158)
Net realized and unrealized gain (loss)	0.930	0.563	1.610	(1.896)	(1.321)
Total income (loss) from operations	$0.800	$0.400	$1.470	$(2.030)	$(1.479)
Less distributions
From net realized gain	$-	$-	$-	$(0.450)	$(0.741)
Total distributions	$-	$-	$-	$(0.450)	$(0.741)
Redemption fees	$0.000 (2)	$0.000 (2)	$-	$-	$-
Net asset value - End of year	$9.500	$8.700	$8.300	$6.830	$9.310
Total Return(3)	9.20%	4.82%	21.52%	(22.46)%	(13.70)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$484,652	$499,058	$396,330	$310,766	$266,628
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.31%	2.55%	2.74%	2.44%	2.46%
Net expenses after custodian fee reduction(4)	2.31%	2.54%	2.72%	2.42%	2.44%
Net investment loss	(1.46)%	(1.83)%	(1.93)%	(1.65)%	(1.64)%
Portfolio Turnover of the Portfolio	13%	13%	27%	38%	24%
† The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.32%	2.55%
Expenses after custodian fee reduction(4)	2.32%	2.54%
Net investment loss	(1.47)%	(1.83)%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005 per share.

See notes to financial statements

10

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended August 31,
	2005(1)	2004(1)(2)
Net asset value - Beginning of year	$10.280	$10.000
Income (loss) from operations
Net investment loss	$(0.096)	$(0.133)
Net realized and unrealized gain	1.096	0.412
Total income from operations	$1.000	$0.279
Redemption fees	$0.000 (3)	$0.001
Net asset value - End of period	$11.280	$10.280
Total Return(4)	9.73%	2.80%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$3,101	$1,594
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.81%	2.05	%(6)
Net expenses after custodian fee reduction(5)	1.81%	2.04	%(6)
Net investment loss	(0.91)%	(1.29	)%(6)
Portfolio Turnover of the Portfolio	13%	13%
† The operating expenses of the Fund and the Portfolio may reflect a reduction of the management fee and/or distribution fee and/or investment adviser fee and/or an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.82%
Expenses after custodian fee reduction(5)	1.82%
Net investment loss	(0.92)%

(1)  Net investment loss and redemption fees per share was computed using average shares outstanding.

(2)  For the period from the commencement of offering of Class R shares, September 8, 2003 to August 31, 2004.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annual basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

11

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund previously offered Class D shares. Such offering was discontinued during the year ended August 31, 2005. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income - The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $5,603,581 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire as follows: $5,603,581 on August 31, 2011.

During the year ended August 31, 2005, capital loss carryovers of $41,446,070 were utilized to offset net realized gains.

D  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

E  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F  Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees - Upon the redemption or exchange of shares held by Class A and Class R shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

I  Other - Investment transactions are accounted for on a trade-date basis.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carryover from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The Fund paid no distribution for the years ended August 31, 2005 and August 31, 2004.

During the year ended August 31, 2005, paid-in capital was decreased by $27,314,195, accumulated net investment loss was decreased by $27,180,699, and accumulated net realized loss on investments was decreased by $133,496 primarily due to differences between book and tax accounting for net operating losses and foreign currency gains/losses. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$0
Capital loss carry forward	$(5,603,581)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Fund's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Fund. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the year ended August 31, 2005, the fee was equivalent to 0.22% of the Fund's average daily net assets and amounted to $5,359,314. Pursuant to the Fee Reduction Agreement, EVM reduced its fee in the amount of $3,713 for the year ended August 31, 2005. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended August 31, 2005, EVM earned $394,535 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $432,000 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2005.

13

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

EVD also received from the Fund approximately $151,000 in fees for share repurchase transactions for the year ended August 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2005	2004
Sales	40,768,592	44,193,553
Redemptions	(40,940,148)	(26,836,524)
Exchange from Class B shares	3,751,497	1,442,917
Net increase	3,579,941	18,799,946
	Year Ended August 31,
Class B	2005	2004
Sales	3,430,949	11,468,107
Redemptions	(14,490,160)	(9,194,030)
Exchange to Class A shares	(3,540,422)	(1,350,966)
Merged from Class D	1,847,613	-
Net increase (decrease)	(12,752,020)	923,111
	Year Ended August 31,
Class C	2005	2004
Sales	8,849,426	18,112,157
Redemptions	(15,159,603)	(8,500,862)
Net increase (decrease)	(6,310,177)	9,611,295
	Year Ended August 31,
Class D	2005(2)	2004
Sales	-	580,145
Redemptions	(6,715)	(263,953)
Merged to Class B	(2,103,283)	-
Net increase(decrease)	(2,109,998)	316,192

	Year Ended August 31,
Class R	2005	2004(1)
Sales	205,517	177,618
Redemptions	(85,737)	(22,616)
Net increase	119,780	155,002

(1) For the period September 8, 2003 to August 31, 2004.

(2) Offering of Class D shares was discontinued during the year ended August 31, 2005 (see Note 1).

Redemptions or exchanges of Class A and Class R shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the years ended August 31, 2004 and August 31, 2005 the Fund received $69,223 and $28,272, respectively, in redemption fees on Class A shares. For the period from the start of business, September 1, 2004 to August 31, 2005, the Fund received no redemption fees on Class R shares.

5  Distribution Plans

Each Class of the Fund has in effect a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan in effect for Class D shares (Class D plan) was terminated by the trustees effective September 10, 2004. The Plans require that the Class A shares and the Class R shares will pay a monthly distribution fee to EVD in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class A shares and Class R shares. EVD may pay up to the entire amount of the Class A and Class R distribution fees to investment dealers for providing personal services to shareholders. For the year ended August 31, 2005, the Class A and Class R shares paid or accrued $3,143,498 and $5,229, respectively, payable to EVD. The Plans require the Class B, Class C and Class D shares to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to each class. With respect to Class B, Class C and Class D, each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25% and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each

14

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

respective class. The Fund paid or accrued $5,419,546, $3,641,935 and $4,053 for Class B, Class C and Class D shares, respectively, payable to EVD for the year ended August 31, 2005, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At August 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $21,732,000 and $46,127,000 for Class B and Class C shares, respectively.

The Plans authorize the Class B, Class C, Class D and Class R shares to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets attributable to Class B, Class C, Class D and Class R shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2005 amounted to $1,806,515, $1,213,978, $1,351 and $5,229 for Class B, Class C, Class D and Class R shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and was imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B CDSC is imposed and Class D CDSC was imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 2005, the Fund was informed that EVD received approximately $4,631, $2,957,000, $103,000 and $3,000 of CDSC paid by shareholders for Class A, Class B, Class C and Class D shares, respectively.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 2005 aggregated $551,512,361 and $747,903,288, respectively.

15

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Worldwide Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund, a series of Eaton Vance Growth Trust (the "Fund") at August 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2005

16

Eaton Vance Worldwide Health Sciences Fund as of August 31, 2005

OTHER MATTERS (Unaudited)

The Fund held a Special Meeting of Shareholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	199,169,104	2,679,406
James B. Hawkes	199,180,073	2,668,437
Samuel L. Hayes, III	199,049,230	2,799,280
William H. Park	199,210,343	2,638,167
Ronald A. Pearlman	199,108,034	2,740,476
Norton H. Reamer	199,091,313	2,757,197
Lynn A. Stout	199,170,143	2,678,367
Ralph F. Verni	199,199,997	2,648,513

Each nominee was also elected a Trustee of the Portfolio.

17

Worldwide Health Sciences Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks - 95.81%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe - 14.35%(1)
Altana AG	1,750,000	$99,820,672	3.89%
Novartis AG	3,615,000	175,151,440	6.83%
Serono SA	140,000	92,933,265	3.63%
		$367,905,377	14.35%
Major Capitalization-Far East - 12.34%(1)
Astellas Pharma, Inc.	2,698,000	$96,076,870	3.75%
Chugai Pharmaceuticals Co., Ltd.	5,100,000	95,898,305	3.74%
Takeda Pharmaceutical Co., Ltd.	2,300,000	124,266,545	4.85%
		$316,241,720	12.34%
Major Capitalization-North America - 40.29%(1)
Amgen, Inc.(2)	2,341,000	$187,045,900	7.30%
Genentech, Inc.(2)	1,900,000	178,486,000	6.96%
Genzyme Corp.(2)	1,900,000	135,223,000	5.28%
Lilly (Eli) & Co.	1,812,000	99,696,240	3.89%
Medimmune, Inc.(2)	4,400,000	131,692,000	5.14%
Pfizer, Inc.	3,333,000	84,891,510	3.31%
Schering-Plough Corp.	5,500,000	117,755,000	4.59%
Wyeth Corp.	2,138,500	97,921,915	3.82%
		$1,032,711,565	40.29%
Specialty Capitalization-Europe - 0.59%
Berna Biotech AG(2)	1,702,812	$15,231,742	0.59%
		$15,231,742	0.59%
Specialty Capitalization-North America - 28.24%
Abgenix, Inc.(2)	4,000,000	$43,960,000	1.71%
Acadia Pharmaceuticals, Inc.(2)	621,606	5,948,769	0.23%
Affymetrix, Inc.(2)	1,825,000	90,319,250	3.52%
Enzon Pharmaceuticals, Inc.(2)	2,453,500	17,149,965	0.67%
Exelixis, Inc.(2)	3,100,000	23,219,000	0.91%
Gen-Probe, Inc.(2)	2,100,000	95,592,000	3.73%
Given Imaging Ltd.(2)(3)	485,000	11,489,650	0.45%
Human Genome Sciences, Inc.(2)	5,195,000	67,067,450	2.62%
ICOS Corp.(2)	3,550,000	92,761,500	3.62%
Ligand Pharmaceuticals, Inc., Class A(2)	2,150,000	16,877,500	0.66%
Ligand Pharmaceuticals, Inc., Class B(2)	1,900,000	14,915,000	0.58%

Security	Shares	Value	Percentage of Net Assets
Memory Pharmaceuticals Corp.(2)	289,628	$660,381	0.03%
Millennium Pharmaceuticals, Inc.(2)	5,200,000	52,052,000	2.03%
NPS Pharmaceuticals, Inc.(2)	3,149,500	31,400,515	1.23%
OSI Pharmaceuticals, Inc.(2)	1,803,000	59,138,400	2.31%
Pharmacopeia Drug Discovery, Inc.(2)	583,000	2,139,610	0.08%
Savient Pharmaceuticals, Inc.(2)	1,673,500	6,760,940	0.26%
Tanox, Inc.(2)	2,788,000	36,773,720	1.43%
Vertex Pharmaceuticals, Inc.(2)	3,030,000	55,752,000	2.17%
		$723,977,650	28.24%
Total Common Stocks (identified cost $2,048,875,192)		$2,456,068,054
Preferred Stocks - 0.05%
Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America - 0.05%
Predix Pharmaceuticals Holdings, Inc. Series AB(2)(3)(4)	3,898,806	$857,996	0.03%
Predix Pharmaceuticals Holdings, Inc. Series C(2)(3)(4)	2,337,565	515,199	0.02%
		$1,373,195	0.05%
Total Preferred Stocks (identified cost $3,047,657)		$1,373,195
Options - 0.00%
Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America - 0.00%
Orchid Cellmark, Inc. Options, Exp. 7/24/11, 12/21/11(2)(3)	2,898	$123	0.00%
		$123	0.00%
Options (identified cost $0)		$123

See notes to financial statements

18

Worldwide Health Sciences Portfolio as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Warrants- 0.00%
Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America - 0.00%
Given Imaging Warrants, Exp. 9/15/11(2)(3)	1,283	$26,058	0.00%
		$26,058	0.00%
Total Warrants (identified cost $0)		$26,058
Short-Term Investments - 3.93%
Security	Principal Amount (000's omitted)	Value	Percentage of Net Assets
General Electric Capital Corp., Commercial Paper, 3.56%, 9/1/05	$98,607	$98,607,000	3.85%
Investors Bank and Trust Company Time Deposit, 3.57%, 9/1/05	2,000	2,000,000	0.08%
Total Short-Term Investments (at amortized cost, $100,607,000)		$100,607,000
Total Investments (identified cost $2,152,529,849)		$2,558,074,430	99.79%
Other Assets, Less Liabilities		$5,322,441	0.21%
Net Assets		$2,563,396,871	100.00%

(1)  Major capitalization is defined as market value of $5 billion or more.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Restricted security.

See notes to financial statements

19

Worldwide Health Sciences Portfolio as of August 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2005

Assets
Investments, at value (identified cost, $2,152,529,849)	$2,558,074,430
Cash	6,492
Receivable for investments sold	3,066,837
Interest and dividends receivable	2,642,780
Tax reclaim receivable	1,503,521
Total assets	$2,565,294,060
Liabilities
Payable to affiliate for investment advisory fees	$1,333,731
Accrued expenses	563,458
Total liabilities	$1,897,189
Net Assets applicable to investors' interest in Portfolio	$2,563,396,871
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$2,157,913,381
Net unrealized appreciation (computed on the basis of identified cost)	405,483,490
Total	$2,563,396,871

Statement of Operations

For the Year Ended
August 31, 2005

Investment Income
Dividends (net of foreign taxes, $1,219,841)	$18,409,281
Interest	2,703,014
Total investment income	$21,112,295
Expenses
Investment adviser fee	$14,406,640
Administration fee	5,364,471
Trustees' fees and expenses	28,790
Custodian fee	745,589
Legal and accounting services	61,947
Miscellaneous	55,834
Total expenses	$20,663,271
Deduct - Reduction of custodian fee	$9
Reduction of investment adviser fee	9,292
Reduction of administration fee	267,213
Total expense reductions	$276,514
Net expenses	$20,386,757
Net investment income	$725,538
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$43,948,864
Foreign currency transactions	(146,824)
Net realized gain	$43,802,040
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$209,865,845
Foreign currency	(5,491)
Net change in unrealized appreciation (depreciation)	$209,860,354
Net realized and unrealized gain	$253,662,394
Net increase in net assets from operations	$254,387,932

See notes to financial statements

20

Worldwide Health Sciences Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2005	Year Ended August 31, 2004
From operations - Net investment income (loss)	$725,538	$(9,023,393)
Net realized gain from investment and foreign currency transactions	43,802,040	107,974,184
Net change in unrealized appreciation from investments and foreign currency	209,860,354	31,575,101
Net increase in net assets from operations	$254,387,932	$130,525,892
Capital transactions - Contributions	$551,512,361	$735,669,885
Withdrawals	(747,903,288)	(469,043,233)
Net increase (decrease) in net assets from capital transactions	$(196,390,927)	$266,626,652
Net increase in net assets	$57,997,005	$397,152,544
Net Assets
At beginning of year	$2,505,399,866	$2,108,247,322
At end of year	$2,563,396,871	$2,505,399,866

See notes to financial statements

21

Worldwide Health Sciences Portfolio as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended August 31,
	2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.82%	1.08%	1.16%	1.05%	1.05%
Net expenses after custodian fee reduction	0.82%	1.07%	1.15%	1.03%	1.03%
Net investment income (loss)	0.03%	(0.37)%	(0.36)%	(0.26)%	(0.27)%
Portfolio Turnover	13%	13%	27%	38%	24%
Total Return(1)	10.85%	6.33%	23.51%	(21.37)%	-
Net assets, end of year (000's omitted)	$2,563,397	$2,505,400	$2,108,247	$1,687,538	$1,705,650
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.83%
Expenses after custodian fee reduction	0.83%
Net investment income	0.02%

(1)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

22

Worldwide Health Sciences Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2005, the Eaton Vance Worldwide Health Sciences Fund had an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Income Taxes - The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the

23

Worldwide Health Sciences Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS) CONT'D

average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of total operating expenses on the Statement of Operations.

E  Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

H  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

I  Indemnifications - Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Advisory Fees, Administrator's Fees and Other Transactions with Affiliates

Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, 0.60% of average net assets of $1.5 billion but less than $2 billion, 0.55% of average net assets of $2 billion but less than $3 billion and 0.50% of average net assets in excess of $3 billion. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 2005, the total fee was equivalent to 0.58% of the Portfolio's average daily net assets and amounted to $14,406,640. Effective March 28, 2005, OrbiMed agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between OrbiMed and the Portfolio. OrbiMed agreed to reduce its fee to the annual rate of 0.55% of average net assets of $2 billion but less than $2.5 billion and 0.50% of average net assets of $2.5 billion or more.

24

Worldwide Health Sciences Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS) CONT'D

OrbiMed has also agreed to reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended August 31, 2005, OrbiMed waived $9,292 of its advisory fee.

Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Portfolio's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Portfolio. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the year ended August 31, 2005, the administration fee was 0.22% of average net assets and amounted to $5,364,471. Effective March 28, 2005, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Portfolio. EVM agreed to reduce its fee to the annual rate of 0.225% of the Portfolio's average daily net assets up to $500 million, 0.2083% of average net assets of $500 million but less than $1 billion, 0.1917% of average net assets of $1 billion but less than $1.5 billion, 0.1750% of average net assets of $1.5 billion but less than $2 billion, 0.1583% of average net assets of $2 billion but less than $2.5 billion and 0.1417% of average net assets of $2.5 billion or more. Pursuant to all Fee Reduction Agreements, EVM reduced its fee the amount of $267,213 for the year ended August 31, 2005.

Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 2005, no significant amounts have been deferred.

3  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $308,330,642 and $495,781,639, respectively, for the year ended August 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$2,152,775,032
Gross unrealized appreciation	$659,498,597
Gross unrealized depreciation	(254,199,199)
Net unrealized appreciation	$405,299,398

The net unrealized depreciation on foreign currency is $61,091.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

25

Worldwide Health Sciences Portfolio as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS) CONT'D

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2005.

7  Restricted Securities

At August 31, 2005, the Portfolio owned the following securities (representing 0.05% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements.

Description	Date of Acquisition	Shares/Face	Cost	Fair Value
Preferred Stocks
Predix Pharmaceuticals
Holdings, Inc. Series AB	8/12/03 -
	8/06/04	3,898,806	$2,532,528	$857,996
Predix Pharmaceuticals Holdings, Inc. Series C	8/06/04	2,337,565	515,129	515,199
			$3,047,657	$1,373,195

8  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2005, there were no outstanding obligations under these financial instruments.

26

Worldwide Health Sciences Portfolio as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Worldwide Health Sciences Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 2005, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2005

27

Worldwide Health Sciences Portfolio as of August 31, 2005

OTHER MATTERS (Unaudited)

The Portfolio held a Special Meeting of Interestholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	99%	1%
James B. Hawkes	99%	1%
Samuel L. Hayes, III	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Norton H. Reamer	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

28

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Worldwide Health Sciences Portfolio (the "Portfolio") and its investment adviser, Orbimed Advisors LLC, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing Portfolio advisory fees with those of comparable funds;

•  An independent report comparing the Eaton Vance Worldwide Health Sciences Fund's (the "Fund") expense ratio to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Orbimed's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by each investment adviser as a result of brokerage allocation;

•  The resources devoted to compliance efforts undertaken by OrbiMed on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management ("Eaton Vance") and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services describe herein.

The Special Committee considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee noted that the fees paid to OrbiMed include a performance-based component (commonly referred to as a "fulcrum fee") that increases or decreases proportionately based on the over- or under-performance of the Fund in relation to its benchmark index, and

29

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee noted the anticipated effect of the reduction in the administrative fees described below and the impact of the fulcrum fee described above, and concluded that the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as OrbiMed's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by OrbiMed as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee also considered the extent to which OrbiMed and Eaton Vance and its affiliates, respectively, appear to be realizing benefits from economies of scale in providing services to the Portfolio, noting that the assets of the Portfolio increased materially in 2004. The Special Committee requested, and OrbiMed agreed to implement, an additional advisory fee breakpoint. Similarly, the Special Committee requested, and Eaton Vance agreed to implement, a reduction in the fees charged for administrative services. The Special Committee concluded that the fee breakpoints, as revised, will allow for an equitable sharing of the benefits of economies of scale, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

30

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV which are affiliates of the Trust and the Portfolio.	160	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1996 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	160	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

31

Eaton Vance Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Carey & Company LLC (manager of real estate investment trusts).

Principal Officers who are not Trustee(s)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002(3)	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 64 registered investment companies managed by EVM or BMR.

Gregory L. Coleman 10/28/49	Vice President of the Trust	Since 2001	Partner of Atlanta Capital. Officer of 8 registered investment companies managed by EVM or BMR.

Samuel D. Isaly(2) 3/12/45	President of the Portfolio	Since 2002(3)	Managing Partner of OrbiMed Advisors LLC. Officer of 3 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Portfolio	Since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

James A. Womack 11/20/68	Vice President of the Trust	Since 2001	Vice President of Atlanta Capital. Officer of 10 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 88 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer of the Trust	Since 1989	Vice President of BMR, EVM and EVD. Officer of 122 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

(3)  Prior to 2002, Mr. Isaly served as Vice President of the Portfolio since 1996 and Mr. Faust served as Vice President of the Trust since 1999.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors LLC

767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Pricewaterhouse Coopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

426-10/05  HSSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

Eaton Vance Asian Small Companies Fund, Eaton Vance Global Growth Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Growth Fund, and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 8 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended August 31, 2004 and August 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$9,740	$9,830

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,300	$5,565

All Other Fees(3)	$0	$0

Total	$15,040	$15,395

Eaton Vance Global Growth Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$21,350	$22,600

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,375	$9,950

All Other Fees(3)	$0	$0

Total	$30,725	$32,550

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$11,940	$12,055

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,300	$5,565

All Other Fees(3)	$0	$0

Total	$17,240	$17,620

Eaton Vance Growth Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$21,050	$22,300

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,975	$9,500

All Other Fees(3)	$0	$0

Total	$30,025	$31,800

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$21,650	$22,900

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,675	$10,275

All Other Fees(3)	$0	$0

Total	$31,325	$33,175

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30).  In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP (“PWC) as a principal accountant and other Series have Deloitte & Touche LLP (“D&T”) as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years	9/30/03		8/31/04		9/30/04		8/31/05
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$0	$40,273	$64,050	$21,680	$0	$37,965	$67,800	$21,885

Audit-Related Fees(1)	0	0	0	0	0	0	0	0

Tax Fees(2)	0	11,800	28,025	10,600	0	17,700	29,725	11,130

All Other Fees(3)	0	0	0	0	0	0	0	0

Total	$0	$66,760	$92,075	$32,280	$0	$74,702	$97,525	$33,015

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended August 31, 2004 and August 31, 2005, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.

Fiscal Years	9/30/03		8/31/04		9/30/04		8/31/05
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$0	$11,800	$28,025	$10,600	0	$17,700	$29,725	$11,130

Eaton Vance(2)	$0	$448,295	$4,490	$342,084	$84,490	$329,084	$98,305	$223,443

(1)          Includes all of the Series of the Trust.

(2)          During the fiscal years reported above, each of the Funds was a “feeder” fund in a “master-feeder” fund structure.  Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9.           Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L. O’Connor
James L. O’Connor
Treasurer

Date:	October 21, 2005

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	October 21, 2005